EXHIBIT 10.9

                                                                         7/31/00
                                                               EXECUTION VERSION



                               AGREEMENT OF LEASE

                                     BETWEEN

                         A-K BEDMINSTER ASSOCIATES, L.P.

                                   AS LANDLORD

                                       AND

                KMC TELECOM HOLDINGS, INC. and KMC TELECOM, INC.

                                    AS TENANT

                              Date: August 18, 2000




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     The  foregoing  Lease Summary is  incorporated  into and made a part of the
Lease.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]


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                                  LEASE SUMMARY

Gross Rentable Area of             Kamine Premises:   20,856 square feet on
 Leased Premises:                                     the 3rd
                                   Advance Premises:  8,941 square feet on the
                                                      1st  floor (office)
                                   Sprint Premises:   12,037 square feet on
                                                      the 2nd floor (office)
                                   SAS Premises:      8,236 square feet on the
                                                      2nd floor (office)
                                   Storage Space:     750 square feet on the
                                                      1st floor (storage)

Gross Rentable Area of             50,070 square feet of office space
 Building:
Term:                              Twelve (12) years

Renewal Term:                      One ten (10) year period

Commencement Date:                 The date on which the Lease is fully-executed
                                   by the Landlord and Tenant.

Expiration Date:                   11:59 p.m. on the last day of the one hundred
                                   forty-fourth (144th) calendar month following the Commencement Date.

Base Rent:                         See Schedule "D" attached hereto and made a
                                   part hereof.

Tenant's Proportionate Share:      100% upon the delivery of the entire Leased
                                   Premises to Tenant. As the portions of the Leased Premises are delivered to Tenant, Tenant's Proportionate Share will be determined as follows:
                                   41.65% with respect to the Kamine Premises;
                                   17.86% with respect to the Advance Premises;
                                   24.04% with respect to the Sprint Premises;
                                   and 16.45% with respect to the SAS Premises.

Security Deposit                   On the Commencement Date, Tenant shall
                                   deliver $759,750.00 in cash or an
                                   unconditional, irrevocable commercial letter of credit in accordance with Subsection 56.2, thereafter, as the portions of the Leased

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                                   Premises are delivered to Tenant, Tenant's
                                   Security Deposit will be increased by
                                   separate letters of credit in the amounts as follows:
                                   $246,750.00 upon delivery of the Advance
                                   Premises;
                                   $246,750.00 upon delivery of the Sprint
                                   Premises; and
                                   $246,750.00 upon delivery of the SAS
                                   Premises.

Broker:                            None.



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         THIS  AGREEMENT  made the 18th day of August,  2000 by and  between A-K
Bedminster   Associates,   L.P.,  having  an  office  1545  State  Highway  206,
Bedminster, New Jersey 07921 ("Landlord") and KMC Telecom Holdings, Inc. ("Holdings") and KMC Telecom, Inc. ("Telecom"), having an office at 1545 State Highway 206, Bedminster, New Jersey 07921 (Holdings and Telecom are collectively referred to herein as, "Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord owns Unit II (the "Building") of Executive Quarters at Bedminster, A Condominium (the "Condominium") located at 1545 State Highway 206, Bedminster, New Jersey, which Condominium has been created pursuant to that certain Master Deed and By-Laws of Executive Quarters at Bedminster, A Condominium, dated November 14, 1994 and recorded in the Office of the Clerk at Somerset County on November 14, 1994 in Deed Book 1984 at Page 080, as amended by First Amendment to Master Deed recorded in the Office of the Clerk at Somerset County in Deed Book 2082 at Page 562 (the "Master Deed").

         WHEREAS, the Building is a three-story building consisting of 50,070 square feet of office space; and

         WHEREAS, Landlord intends to lease to Tenant the Leased Premises (as defined in the Lease Summary), more particularly described on Schedule "B", attached hereto, together with a non-exclusive easement to use the Common Elements of the Condominium, as defined in the Master Deed (the "Condominium Common Elements");

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that for the rents reserved, the mutual considerations herein and the Landlord and Tenant mutually intending to be legally bound hereby, Landlord does demise, lease and let unto Tenant and Tenant does rent and take from Landlord the Leased Premises upon and

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subject to the terms  hereinafter  expressed,  and Landlord and Tenant do hereby mutually covenant and agree as follows:

    1.   LEASED PREMISES

         1.1 The Leased Premises shall consist of (a) the Kamine Premises, (b) the Advance Premises, the Sprint Premises, the SAS Premises and the Storage Space (together with the Kamine Premises, sometimes collectively referred to herein as the "Entire Leased Premises"), as, if and when such portions of the Leased Premises are delivered to Tenant, (c) together in common with and subject to the existing rights and those other rights granted from time to time by Landlord to others, the non-exclusive right to use the Common Areas (hereinafter defined) and (d) together in common with other tenants of Landlord, all easements, appurtenances, hereditaments, fixtures and rights and privileges appurtenant thereto including, without limitation, those set forth in the Master Deed. Notwithstanding anything herein to the contrary, the Leased Premises does not include, and Landlord excludes therefrom, the exterior walls and roof of the Building, as well as the land beneath the Building. Upon the delivery, if ever, of the Entire Leased Premises to Tenant and for so long as Tenant leases the Entire Leased Premises, Area A and Area B (each as hereinafter defined) shall be deemed to be a part of the Leased Premises and, Tenant shall have the right to modify the existing use of Area A and Area B, so long as (i) such modifications comply with all Governmental Requirements and the provisions of Paragraph 19 herein, and do not result in such areas being deemed permanently occupied or tenanted (e.g. no employees of Tenant may permanently occupy such space), and
(ii) at Landlord's sole option, Tenant, at its sole cost and expense, returns Area A and Area B to substantially the same condition as they are in on the date of this Lease, prior to the earliest of the following: (x) the Expiration Date,
(y) any termination of this Lease in accordance with the terms hereof or (z) the date on which any portion of the Entire Leased Premises is no longer leased by


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Tenant. In no event shall Tenant have the right to modify the remaining portions of the Common Areas. The areas within the Building that are designated for use in common by all tenants of the Building and their respective employees, agents, customers, invitees and others, including but not limited to, the lobbies, corridors, and subject to the provisions of this Subsection 1.1, the first floor training room ("Area A") and workout room ("Area B"), depicted on Schedule "C" hereof, as and when such areas are designated and improved for common use are collectively referred to herein as the "Common Areas".

         1.2 Tenant shall have the further right in common with other tenants and occupants of space at the Condominium to use the access driveways to public streets and in common with other tenants and occupants of the Building to park, in accordance with Tenant's Proportionate Share, in the designated parking area for the Building.

         1.3 Tenant shall not permit or cause the access driveways in, over and through the parking areas and to the public streets to be blocked or otherwise hindered, so as to restrict or deny the free flow of vehicular traffic in, through and over said access driveways and parking area.

         1.4 Tenant covenants and agrees that it shall accept each portion of the Leased Premises in its then "as-is" condition as of the time of delivery to Tenant, and Landlord shall have no obligation to perform any work therein (including, without limitation, demolition of any improvements existing therein or construction of any tenant finish-work or other improvements therein), except as expressly provided herein, and shall not be obligated to reimburse Tenant or provide an allowance for any costs related to the demolition or construction of improvements therein. Prior to the earlier of (i) Tenant's commencement of any alterations that would affect a damaged area within any portion of the Leased Premises delivered by Landlord to Tenant, or (ii) within fifteen (15) days after


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the delivery of any portion of the Leased  Premises,  time being of the essence,
Tenant shall provide Landlord with a written list of any existing damage to such portion of the Leased Premises and provided such damaged area would not be replaced or demolished in any alterations then planned by Tenant, Landlord shall promptly repair the same at its sole cost and expense.

    2.   TERM OF LEASE

         2.1 Landlord leases unto Tenant and Tenant hires the Leased Premises for a term of twelve (12) years (the "Term") to commence on the commencement Date. Landlord shall deliver the Kamine Premises as provided for in Subsection
1.4 to Tenant upon the complete execution of this Lease. Landlord shall use reasonable efforts to deliver the remaining portions of the Leased Premises as provided for in Subsection 1.4 to Tenant on or before September 15, 2000. Failure by Landlord to so deliver the remaining portions of the Leased Premises to Tenant on or before September 15, 2000 shall not result in any penalty to Landlord, nor shall result in the granting of any additional rights to Tenant under the terms and conditions of this Lease. Landlord shall provide Tenant with fifteen (15) days prior written notice of the date Landlord anticipates that each portion of the Leased Premises will be delivered to Tenant. The Term, if not sooner terminated pursuant to the terms of this Lease, shall end on the Expiration Date. Tenant's acceptance of any of the remaining portions of the Leased Premises not delivered as provided for herein by February 28, 2001 shall be governed by Paragraph 41 hereof.

         2.2 Tenant named herein may renew this Lease for the Renewal Term, by delivering written notice of the exercise thereof to Landlord not earlier than twenty (20) months nor later than eighteen (1 8) months before the expiration of the Term ("Tenant's Renewal Notice"). The Base Rent payable for the first year during such extended Term shall be ninety-five percent (95%) of the prevailing annual market Base Rent as of the date of the Rent Notice (hereinafter defined)


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(the  "Prevailing  Rental Rate"),  for renewals of space of equivalent  quality, size, age, fit-out, utility and location, with the length of the Renewal Term and the then "as-is" nature of the Leased Premises and the satisfaction of Tenant's Net Worth requirement, as set forth in this Paragraph 2, to be taken into account. Notwithstanding anything to the contrary herein, in no event shall
the  Prevailing  Rental  Rate  or  the  determination   thereof  as  hereinafter
contemplated be less than the Base Rent in effect during the last year of the Term ("Prevailing Rental Rate Minimum"). It is acknowledged that since the Base Rent cannot be calculated as provided for in Schedule "D" at the time of the Rent Notice because the comparison Index information will not have been determined as of the Rent Notice, the Landlord and Tenant hereto shall use the prior year's annual percentage change to determine the Base Rent solely for the purpose of determining the Prevailing Rental Rate Minimum.

         The Renewal Term shall be upon the same terms, covenants and conditions of this Lease as shall be in effect immediately prior to the renewal, except that: (a) Base Rent shall be adjusted to the Prevailing Rental Rate for the first year of the Renewal Term and adjusted annually thereafter by the CPI Formula as defined in Schedule D; (b) Tenant shall have no further renewal option unless expressly granted by Landlord in writing; (c) Landlord shall lease to Tenant the Leased Premises in its then-current condition; and (d) Landlord shall not provide to Tenant any allowances (e.g. moving allowance, construction allowance, and the like) or other tenant inducements.



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         For the  purposes  of  determining  the  Prevailing  Rental  Rate,  the following procedures shall apply:

              (i) Landlord shall give Tenant notice (the "Rent Notice") not later than sixty (60) days after receipt of Tenant's Renewal Notice, which Rent Notice shall set forth Landlord's determination of the Prevailing Rental Rate ("Landlord's Determination").

              (ii) Tenant shall give Landlord notice ("Tenant's Notice"), within thirty (30) days after delivery of the Rent Notice, stating whether Tenant accepts or disputes the Landlord's Determination, or whether Tenant will rescind Tenant's Renewal Notice. Time is hereby made of the essence or the failure of Tenant to timely exercise its option shall be deemed a waiver by Tenant of the recission option. If Tenant's Notice accepts Landlord's Determination or Tenant fails or refuses to give Tenant's Notice, Tenant shall be deemed to have accepted Landlord's Determination. If Tenant's Notice disputes Landlord's Determination, Tenant's Notice shall specify Tenant's determination of the Prevailing Rental Rate ("Tenant's Determination") as determined by an independent real estate appraiser, but in no event less than the Prevailing Rental Rate Minimum. If Tenant's Notice rescinds Tenant's Renewal Notice, then Tenant's Notice shall be irrevocable and the Lease shall expire on the Expiration Date as provided for hereunder.

              (iii) Provided Tenant's Notice does not rescind Tenant's Renewal Notice, Landlord shall give Tenant notice of Landlord's response to Tenant's Notice ("Landlord's Notice"), within thirty (30) days after delivery of Tenant's Notice, stating whether Landlord accepts or disputes Tenant's Determination. If Landlord's Notice accepts Tenant's Determination or if Landlord fails or refuses to give Landlord's Notice, Landlord shall be deemed to have accepted Tenant's Determination. If Landlord's Notice disputes Tenant's Determination, Landlord's


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Notice shall specify  Landlord's  determination  of the  Prevailing  Rental Rate
("Landlord's Second Determination"), as determined by an independent real estate appraiser, but in no event less than the Prevailing Rental Rate Minimum. If Landlord's Second Determination exceeds Tenant's Determination by five percent (5%) or less, the Base Rent shall be the average of Landlord's Second Determination and Tenant's Determination. If Landlord's Second Determination exceeds Tenant's Determination by more than five percent (5%), Landlord or Tenant shall apply to the American Arbitration Association (or any successor organization) to designate a third independent real estate appraiser (the "Third Appraiser") in accordance with the then-prevailing rules, regulations and/or procedures of the American Arbitration Association, and if the American Arbitration Association (or any successor organization) shall be unable or unwilling to designate the Third Appraiser, then Landlord or Tenant may commence a legal proceeding to have the Third Appraiser appointed.

              (iv) The Third Appraiser shall conduct such hearings and investigations as he may deem appropriate and shall, within thirty (30) days after the date of designation of the Third Appraiser, choose either Landlord's Second Determination or Tenant's Determination, and such choice shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall pay their own counsel fees and expenses in connection with any arbitration hereunder, including the expenses and fees of any appraiser selected by it in accordance with the terms hereof. The unsuccessful party shall bear the costs and expenses of the Third Appraiser. Any appraiser appointed hereunder shall be an independent real estate appraiser with a MAI designation for at least five
(5) years employed by a firm with at least ten (10) years experience appraising properties located in New Jersey which are similar in character to the Building.


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The appraisers  and/or the American  Arbitration  Association  (or any successor organization) shall not have the power to add to, modify or change any of the provisions of this Lease.

              (v) If the final determination of the Prevailing Rental Rate shall not be made on or before the first day of the Renewal Term, pending such final determination, Tenant shall continue to pay, as the Base Rent for the Renewal Term, an amount equal to Landlord's Determination (or, if Landlord shall have given Landlord's Second Determination, Landlord's Second Determination), which amount shall in all events be in addition to all Additional Rent payable under the terms of this Lease. If, based upon the final determination hereunder of the Base Rent, the payments made by Tenant on account of Base Rent for such portion of the Renewal Term were greater than the Base Rent payable for the Renewal Term, the amount of such excess, plus interest at the federal funds rate, shall be refunded by Landlord to Tenant within ten (10) business days following the final determination of Base Rent.

              (vi) Landlord and Tenant shall promptly execute an amendment to this Lease evidencing any extension of the Term pursuant to this Subsection 2.2, but no such amendment shall be necessary in order to make the provisions of this Subsection 2.2 effective.

         Tenant's right to provide Tenant's Renewal Notice for the Renewal Term shall terminate if (1) this Lease or Tenant's right to possession of the Leased Premises is terminated, (2) Tenant fails to timely exercise its option, time being of the essence with respect to Tenant's exercise thereof, (3) the Net Worth of Holdings is less than the annual Base Rent in effect at the time of Tenant's Renewal Notice or (4) a default exists at the time of exercise of the option or on the date the Renewal Term would commence. As used herein, the term "Net Worth" shall be deemed to mean Holdings' stockholder's equity determined in accordance with GAAP, as set forth in Tenant's latest annual audit, consolidated financial statement or interim unaudited financial statement except that "good


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will" will be excluded  therefrom as an asset, and after deducting the aggregate amount of any dividend, distributions or other charges against Holdings' stockholder's equity made during the current fiscal period of Tenant from the commencement of such fiscal period to the date in question.

    3.   RENT

         3.1 During each year of the Term, Tenant covenants and agrees to pay base rent ("Base Rent") at the respective rates set forth on Schedule "D" hereof, which shall be payable in equal monthly installments, promptly, in advance on the first day of each and every month during the Term of this Lease, without demand and without offset or deduction. Tenant shall pay such additional rent and other charges ("Additional Rent") required to be paid in connection with this Lease at the times herein provided for the payment thereof (for default in payment of which Landlord shall have the same rights and remedies as for a default in the payment of Base Rent). All Base Rent and Additional Rent shall be paid to Landlord c/o The Advance Group, 1545 State Highway 206, Bedminster, New Jersey 07921 or such other location designated by Landlord in writing to Tenant. Tenant shall pay Landlord a sum equal to the pro rata share of one (1) month's rent, including all Additional Rent charges, for any partial month of occupancy.

         3.2 In the event Tenant is delinquent more than three (3) days in the payment of any Base Rent due hereunder or any Additional Rent which Tenant is required to pay under any other term of this Lease, it shall pay to Landlord a late charge equal to five ($0.05) cents per dollar per each thirty (30) day period, or part thereof, for each dollar of Base Rent or Additional Rent which is delinquent in order to cover the extra expense involved in handling such delinquent payment. Tenant shall be allowed such delinquency no more than once per each twelve (12) month period during the Term commencing on the Commencement Date.



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    4.   USE

         4.1 Tenant covenants and agrees to use and occupy the Leased Premises solely for office and storage purposes, which use by Tenant, however, is and shall be expressly subject to all applicable zoning ordinances, rules and regulations of any governmental instrumentalities, boards or bureaus having jurisdiction thereof Under no circumstances shall Tenant use the Leased Premises for any unlawful purpose, or in violation of any Government Requirements or Insurance Requirement covering or affecting the use of the Leased Premises or any part thereof or so as to exceed the floor load capacity, create a nuisance, affect adversely the sprinkler system or in any other way impose a cost upon Landlord. Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Leased Premises.

    5.   REPAIRS AND MAINTENANCE

         5.1 Tenant shall notify Landlord as soon as reasonably possible of any defective conditions or needed repair, maintenance or replacement work in or about the Leased Premises when and as the same arises (or immediately if said defective condition poses an imminent threat to the value of the Leased
Premises) in order to keep and maintain in good repair the interior of the Leased Premises including, but not limited to, all necessary repairs to the electrical, plumbing, fire safety, and mechanical (i.e., HVAC) systems (collectively, "Systems") located in, servicing, or passing through the Leased Premises. Landlord or Landlord's agents shall enter the Leased Premises within a reasonable period of time after receipt of notice from Tenant (except for emergency repairs which shall be made immediately) and make said repairs at the cost and expense of Tenant. In case of Tenant's failure to pay therefore, the said reasonable cost and expense of the repairs shall be added to the next month's payment of Additional Rent and be due and payable as such. In addition, Landlord shall, at Tenant's sole cost and expense, maintain service contracts with reliable contractors to perform regular monthly or other required services


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and  maintenance to the Systems.  Tenant shall upon delivery to it of an invoice from Landlord, pay Tenant's Proportionate Share of the reasonable cost of said service contracts for the Systems. Tenant's Proportionate Share shall be adjusted at the time of completion of any additions or reductions in the square footage of the Building. Tenant covenants and agrees that it shall not cause or permit any waste, damage or disfigurement to the Leased Premises, or any overloading of the floors of the Building of which the Leased Premises are a part. Tenant shall remain liable to Landlord at all times for any and all damage or injury to the Leased Premises, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of any party, except for the willful misconduct or gross negligence of Landlord, its agents, employees and contractors. Notwithstanding anything set forth herein to the contrary, the Landlord and Tenant acknowledge that, until (if ever) the delivery of the Entire Leased Premises to Tenant, Tenant's Proportionate Share shall be calculated based upon that portion of the Leased Premises which has been delivered to Tenant using the percentages set forth in the Lease Summary.

         5.2 Tenant shall also pay, in advance, upon delivery to it of written demand from Landlord itemizing its expenses, (i) Tenant's Proportionate Share of the reasonable costs of maintaining all exterior areas of the Building, the Condominium Common Elements, the Common Areas, the roof and those systems such as plumbing, sprinkler and sewers which impact all tenants of the Building and
(ii) Tenant's Proportionate Share of all dues, assessments and charges imposed upon Landlord by the Executive Quarters at Bedminster Association (the "Association"), or any association hereafter established, including charges allocated or assessments imposed to finance capital improvements to the Condominium Common Elements. Notwithstanding the foregoing, Landlord shall, at its own cost, (1) maintain foundations and steel structure of the Building and


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(2) repair or replace any defects in the original  construction  of the Building and/or the Leased Premises during the applicable contractor's or vendor's warranty periods; provided, however that Tenant shall, subject to the provisions of Subsection 7.6 hereof, be solely responsible for damage to any of the aforesaid areas occasioned by the fault or negligence of Tenant, its employees, agents, contractors, or invitees. Tenant shall pay for its Proportionate Share of capital expenditures made by Landlord, for the replacement of all or part of the roof, electrical, plumbing, fire safety and mechanical systems ("Capital Items"). Tenant shall pay for its Proportionate Share of Capital Items on an amortized basis utilizing an estimated life of the Capital Items.

         5.3 Upon receipt from Landlord of a written demand itemizing the expenses incurred by Landlord, Tenant shall pay Tenant's Proportionate Share of all expenses incurred by Landlord in connection with the ownership, operation, maintenance, repair and cleaning of the Building, the Condominium Common Elements and the Common Areas (some of which expenses are or shall be assessed against Landlord by the Association), excluding debt service and (subject to the provisions of Paragraphs 23 and 31) environmental remediation costs including but not limited to, the following: (i) maintenance and repair of the lawns, shrubbery, underground sprinkler systems, sidewalks, curbs, access driveways and parking areas; (ii) keeping the parking areas, access driveways and sidewalks reasonably free and clear of snow, ice and debris; (iii) providing exterior lighting including utility service and bulbs in connection therewith, and repair and maintenance of all lights and lighting serving the parking areas, access driveways and the Common Areas; (iv) maintenance and repairs (including garbage removal, pest control and security service including ADT or other alarm service if available); (v) providing water, sewer, and standing sprinkler capacity not separately metered and billed to Tenant; (vi) providing exterior window washing;


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(vii)  management  fee equal to four percent (4%) of (a) Tenant's  Base Rent and
(b) Tenant's Proportionate Share of costs (other than such four percent (4%) management fee) provided for in Subsection 5.4; (viii) personnel costs of not greater than those levels of wages and salaries of all employees directly engaged in the operation, maintenance and security of the Building and Condominium Common Elements, including but not limited to taxes, insurance and benefits relating thereto; (ix) depreciation for capital expenditures made by Landlord to reduce operating expenses or to comply with Government Requirements or Insurance Requirements after the date hereof, such capital expenditures to be amortized over such reasonable period as Landlord shall determine, together with interest at a rate paid by Landlord on any funds borrowed for such expenditures;
(x) charges for janitorial, trash removal and cleaning services and supplies; and (xi) reasonable reserves for replacements, repairs and contingencies. Notwithstanding the foregoing, if usage or requirements of Tenant or any other tenant for any of the foregoing services is disproportionate to that of other tenants in the Building, said party shall pay such additional amount as shall make equitable the division between tenants of any said expense.

         5.4 With respect to Tenant's obligations under this Paragraph 5 and Paragraphs 6 and 7 hereinafter, Landlord shall estimate and bill Tenant monthly for Tenant's Proportionate Share of the costs thereof, which sums Tenant shall pay as Additional Rent together with the monthly Base Rent due hereunder. Said estimates may be revised upward or downward from time to time to reflect increased or decreased costs. At the end of each calendar year (or at the end of the Term, if other than December 31), Landlord shall determine the actual costs incurred and bill Tenant for any balance due or pay Tenant any monies due it. The actual cost in each year shall serve as the base rate for estimating the billing for the following calendar year, but Landlord may increase monthly charges during the year based upon increased costs, and in addition, Landlord may bill any extraordinary expense as a supplemental charge during the year. Actual invoices and receipts shall be sufficient proof of any operating expenses or tax increase. In the event Tenant fails to request in writing a review of the aforesaid expenses or copies of invoices within two hundred seventy (270) days of the receipt of a statement or the invoices for actual charges and costs for the subject year, then Tenant shall waive all rights against Landlord and will be responsible for the sum requested.

         5.5 Landlord agrees to provide, or to cause the Association to provide, the services listed above (except for security which shall be optional with Landlord) so as to maintain the Building, the Common Areas and Condominium Common Elements in good condition. Landlord shall not be liable to Tenant nor shall the Base Rent or Additional Rent be diminished or abated because of any inconvenience, annoyance, interruption or injury to business arising from Landlord, the Association and/or any owner of another Unit in the Condominium providing the services listed above or making repairs, storing material or performing any work in the Leased Premises, the Building, the Common Areas or the Condominium Common Elements and the same shall not constitute an eviction. Landlord shall make such repairs and perform such work with reasonable diligence and shall use reasonable efforts to minimize interference with Tenant's use of the Leased Premises.

         5.6 Landlord represents, warrants and covenants to Tenant that no cost for which Landlord seeks reimbursement from Tenant (either in whole or based upon Tenant's Proportionate Share) pursuant to this Lease shall be included in more than one charge payable under this Lease.

    6.   TAXES

         6.1 Tenant shall, during the Term of the Lease, promptly pay to Landlord together with Base Rent, on the first day of each month of the Term, 1/12th of Tenant's Proportionate Share of all real estate and personal property taxes, inclusive of municipal sewer and water rents and charges, if any, assessed against the Building and/or Condominium Common Elements by the applicable governmental taxing authority, said obligations to be pro rated as of the Commencement Date and as of the Expiration Date, as applicable. In addition to the obligation to pay taxes as hereinabove set forth, Tenant shall, during the Term of this Lease, pay to Landlord, Tenant's Proportionate Share of any levy for the installation of local improvements affecting the Building and/or Condominium Common Elements as may be assessed by any governmental boards or bureaus having jurisdiction thereof. Any assessment or impositions for capital or public improvements which may be payable by law at the option of the taxpayer in installments, may be so paid by Tenant in installments, together with any required interest. Tenant shall have no obligation to pay any such installment due or attributable to a period following the Expiration Date or any extension thereof Notwithstanding anything contained herein to the contrary, Tenant shall not have any obligation to pay as Additional Rent the cost of any assessments or impositions related to the initial development of the Building or Condominium as contemplated by Landlord. (All of the foregoing taxes and special assessments are hereinafter collectively called "Real Estate Taxes"). The aforesaid payment of Real Estate Taxes by Tenant shall be deemed Additional Rent and Tenant's failure to pay same shall subject it to the remedies available to Landlord in Paragraphs 15 and 16 hereof.

         6.2 In the event that Landlord obtains a reduction in Real Estate Taxes with respect to Real Estate Taxes paid or payable during the Term of this

Lease, Landlord shall pass on to Tenant its Proportionate Share of the net reduction, after reimbursing itself for all reasonable costs and expenses actually incurred in connection with its tax appeal.

         6.3 If, at any time during the Term of this Lease, the method or scope of taxation prevailing on the Commencement Date shall be altered, modified or enlarged so as to cause the method of taxation to be changed, in whole or in part, so that in substitution for the Real Estate Taxes now assessed there may be, in whole or in part, a capital levy or other imposition based on the value of the Leased Premises, or the rents received therefrom, or some other form of assessment based in whole or in part on some other valuation of Landlord's real property comprising the complex in which the Leased Premises are located, then such substituted tax or imposition shall be payable and discharged by Tenant as if it were Real Estate Taxes, in the manner required pursuant to such law promulgated which shall authorize such change in the scope of taxation, and as required by the terms and conditions of the within Lease.

         6.4 Nothing in the Lease contained shall require Tenant to pay any franchise, estate, inheritance succession, capital levy or transfer tax of Landlord, or Federal Income Tax, State Income Tax, or excess profits or revenue tax, unless such taxes are in substitution for the Real Estate Taxes as a result of such change in the manner and scope of taxation.

         6.5 In the event Real Estate Taxes are increased as a result of any improvement made by or on account of Tenant, Tenant shall pay to Landlord, as Additional Rent, the amount of said increase in Real Estate Taxes attributable to said improvement made by or on account of Tenant. Tenant shall have no obligation to pay Tenant's Proportionate Share of any increase in Real Estate Taxes attributable solely to any improvements made by or on account of any other tenant(s).

         6.6 In the event of any dispute concerning the interpretation of Paragraph 6, Tenant shall pay the amount reasonably assessed by Landlord, subject to a credit in the event of a determination by a judge or arbitrator, or a settlement in which Tenant's position is upheld in whole or in part.

    7.   INSURANCE

         7.1 Tenant shall not violate, or permit the violation of any provision of any insurance policy covering the Building or the Condominium Common Elements and shall not take or permit any action which would increase any insurance rates applicable to the Building or the Condominium Common Elements or which would result in the refusal of insurance carriers to insure the Building or the Condominium Common Elements in amounts reasonably satisfactory to Landlord.

         7.2 Tenant will pay to Landlord, upon written demand therefor, Tenant's Proportionate Share of the premium cost for comprehensive insurance, including liability insurance, fire insurance with customary all risk conditions, insuring the Building and improvements of which the Leased Premises are a part in an amount and value equivalent to the full replacement value of said Building and all the insurable improvements, exclusive of footings and foundations, which insurance shall include, at Landlord's election, any customary extensions of coverages or additional policy coverages, including but not limited to, vandalism, malicious mischief sprinkler damage, flood insurance, broad form boiler and machinery coverage (inclusive of air conditioning system, if any), glass insurance, and rent/business interruption insurance (inclusive of Real Estate Taxes, maintenance items described in Subsections 5.1, 5.2 and 5.3 hereof and applicable insurance premiums). Said fire and extended coverage insurance, in any event, shall not be less than the amount of any mortgages which may be placed on the Building and improvements by Landlord and shall be in such form as any such mortgagees may reasonably require. The insurance shall be contracted with insurance companies authorized and licensed to do business in the State of New Jersey having a Best rating of at least A. From time to time, but not more often than every three (3) years, full replacement value shall be determined, whenever reasonably determined by Landlord, by an independent appraiser chosen by Landlord who may be a representative of the fire insurance carrier then writing fire insurance on the Building and improvements, and Tenant shall pay Tenant's Proportionate Share of the cost of such appraisal.

         7.3 Tenant covenants and agrees that it will, at its sole cost and expense, carry general public liability insurance, wherein Holdings and Telecom are named insureds, insuring against any and all liability or claims of liability arising out of or occasioned by or resulting from any accident or otherwise in or about the Leased Premises for limits of not less than Three Million ($3,000,000.00) Dollars bodily injury and property damage combined single limit, and Tenant further covenants and agrees that it will add Landlord as an additional insured under such policy and will furnish Landlord with a certificate of said liability insurance.

         7.4 Tenant covenants and agrees that it will, at its sole cost and expense, maintain all risk insurance coverage on the trade fixtures of Holdings and Telecom and other personal property located at the Leased Premises in an amount equal to the full replacement cost thereof. Said insurance shall include the same extensions of coverage described in Subsection 7.2 hereof (excepting rent insurance) and shall be contracted for with a company licensed in the State of New Jersey having a Best rating of at least A. Landlord will not carry insurance on Tenant's property and shall not be obligated to repair any damage thereto or to replace the same.

         7.5 It is expressly understood and agreed that all policies of insurance shall contain a clause that the same shall not be canceled except on thirty (30) days written notice to any and all parties in interest.

         7.6 The Landlord and Tenant hereto mutually covenant and agree that each party, in connection with insurance policies required to be furnished in accordance with the terms and conditions of this Lease and actually in effect or in connection with insurance policies which they obtain insuring such insurable interest as Landlord or Tenant may have in its own properties, whether personal or real, shall expressly waive any right or subrogation on the part of the insurer against Landlord or Tenant as the same may be applicable, which right to the extent not prohibited or violative of such policy is hereby expressly waived, and Landlord and Tenant each mutually waive all right or recovery against each other, their agents, or employees for any loss, damage or injury of any nature whatsoever to property or person to the extent the proceeds are made available and actually received to compensate the claim being waived.

         7.7 In the event the insurance carrier of the insurance provided by Tenant shall be reasonably objectionable to any bona fide mortgagee of the Leased Premises, Tenant shall provide the required insurance with a carrier or carriers reasonably acceptable to such mortgagee.

         7.8 In the event that any use to which Tenant puts the Leased Premises, whether or not said use is specifically permitted hereunder, causes an increase in the insurance premiums being charged Landlord, Tenant agrees upon demand by Landlord to pay to Landlord the additional amount of said insurance premium, which shall be deemed Additional Rent.

    8.   SIGNS

         8.1 Tenant shall have the non-exclusive right and privilege at its sole cost and expense of erecting (i) at the Leased Premises only such signs as are required by Tenant for the purpose of identifying Tenant and (ii) on the exterior of the Building only such signage as required for the identification of a singular business entity, logo or concept, provided that Tenant obtains prior written approval (which approval shall not be unreasonably withheld or delayed) of Landlord as to location, size, material and design of such signs, which signs shall be consistent aesthetically with both the approved signage plan for the Building and with the signs erected or to be erected on or adjacent to the Building. Further, Tenant shall, at its expense, apply for any such sign approvals from the applicable governing body and shall maintain the signs in good repair and condition. The said signs shall comply with the applicable governmental boards and bureaus having jurisdiction thereof. The erection of such signs shall not cause any damage to the Building or its improvements, and in any event Tenant shall be responsible at its cost and expense for the repair of any damage or liability caused by such signage. It is expressly understood and agreed that Tenant shall not erect roof signs. At the termination of Tenant's occupancy hereunder, Tenant shall, at its expense, promptly remove all signs erected by Tenant and repair all damage occasioned by said removal. Subject to Subsection 14.1, Landlord shall not permit any exterior or interior signs at the Building other than (a) sign(s) identifying tenants in occupancy,
(b) a sign(s) identifying the Building, Building Manager and/or Leasing Agent and (c) such other signs as may be required by law, the safety of Tenant and visitors and otherwise in keeping with the practice of other similar office buildings.

         8.2 Until such date (if ever) that the Entire Leased Premises are delivered to Tenant, Landlord shall maintain a directory in the first floor lobby identifying all tenants in the Building.

    9.   FIXTURES

         9.1 Provided it is not in default beyond any applicable notice and/or cure period, if any, Tenant is given the right and privilege of installing and removing its personal property, equipment and trade fixtures in the Leased

Premises during the Term of the Lease. However, if Tenant is in default beyond any applicable notice and/or cure period, if any, and moves out, or is dispossessed, and fails to remove any equipment, trade fixtures or other personal property within ten (10) days after such default and vacation, dispossess or removal, then and in that event, the said equipment, trade fixtures or other personal property shall be deemed at the option of Landlord to be abandoned; or in lieu thereof, at Landlord's option, Landlord may remove such property and charge the reasonable cost and expense of removal and storage to Tenant.

         9.2 Anything to the contrary contained herein notwithstanding, it is expressly understood and agreed that Tenant may install, connect and operate equipment as may be deemed necessary by Tenant for its business, subject to the capacity of the electrical and mechanical systems to accommodate said equipment, and subject to compliance with applicable rules and regulations of governmental boards and bureaus having jurisdiction thereof. Subject to the terms and conditions of this Lease, the machinery, trade fixtures and equipment belonging to Tenant (exclusive of Tenant improvements to the Leased Premises installed by Landlord or Tenant) shall at all times be considered and intended to be personal property of Tenant, and not part of the realty, and subject to removal by Tenant, provided at the time of such removal, that Tenant is not in default pursuant to the terms and conditions of this Lease, and that Tenant, at its own cost and expense, pays for any damage to the Leased Premises caused by such removal.

    10.  GLASS

         If Landlord elects not to obtain plate glass insurance coverage pursuant to Subsection 7.2 hereof Tenant expressly covenants and agrees to replace, at its cost and expense, any broken glass in the windows or other apertures of the Leased Premises which may become damaged or destroyed. If Landlord elects not to obtain plate glass insurance coverage pursuant to

Subsection 7.2 hereof, Tenant covenants and agrees that it will either carry plate glass insurance, or in lieu thereof, Tenant will self-insure and will, at its own cost and expense, replace the said plate glass hereinabove referred to. If Tenant obtains such insurance coverage, it shall furnish to Landlord a certificate of insurance evidencing such coverage.

    11.  ASSIGNMENT AND SUBLETTING

         11.1 Tenant may not assign this Lease or sublease all or any part of the Leased Premises in any event if Tenant is in default (at the time of Tenant's request or at the time of the effective date of the sublease or assignment) and without Landlord's prior written consent, which Landlord agrees shall not be unreasonably withheld or delayed. Any request by Tenant for Landlord's consent to an assignment or sublease shall be in writing, shall be sent by certified mail, return receipt requested, and shall contain detailed information concerning: the names and business address of the proposed assignee or subtenant (and if a corporation, the names and percentage ownership of all stockholders); a financial statement of said proposed assignee or subtenant; and detailed description of the nature of the business of the proposed assignee or subtenant; and a detailed description of all terms and conditions of the proposed assignment or subletting. Landlord shall then have thirty (30) days within which to elect to recapture the Leased Premises (or the applicable portion thereof if the proposed sublease is for a portion of the Leased Premises) and to release Tenant from its obligations hereunder (which in the case of a proposed sublease of a portion of the Leased Premises shall be limited to the portion of the Leased Premises proposed to be sublet in which event Base Rent and Tenant's Proportionate Share shall be reduced proportionately to reflect the decrease in the square footage constituting the remainder of the Leased Premises). If Landlord shall elect to terminate the Lease as above provided Landlord shall advise Tenant of its election in writing by certified mail, return receipt requested, prior to the expiration of thirty (30) days from the date of receipt of Tenant's notice. If Landlord shall elect to terminate the Lease with respect to all or a portion of the Leased Premises, the Lease shall terminate (with respect to all or such portion, as applicable) on the last day of the forty-fifth (45th) day succeeding such notice of termination. In such event, Base Rent and Additional Rent due shall be paid by Tenant to Landlord effective up to and including the date of termination. Tenant agrees that it will vacate and surrender possession and deliver the Leased Premises or the applicable portion thereof to Landlord on the date of termination hereinabove provided.

         11.2 In the event Landlord does not elect to recapture the Leased Premises or the applicable portion thereof and terminate the Lease as hereinabove provided and Landlord consents in writing to such proposed assignment or sublease then in that event Tenant may assign this Lease or sublease all or any portion or part of the Leased Premises to the entity set forth in Tenant's notice to Landlord but only strictly in accordance with the terms and conditions contained in said notice, provided: (a) any assignees (or sublessees) undertake in writing to assume the terms and conditions of this Lease; (b) that with respect to any said assignment, Landlord shall receive one-half of the consideration for such assignment (net of any brokerage fees and the reasonable costs of such assignment), if any, to be paid to Tenant by the assignee in connection with the assignment; and with respect to any subletting, Landlord shall receive one-half of the amount of any Base Rent and/or Additional Rent to be paid to Tenant by its subtenant in excess of the Base Rent and/or Additional Rent due from Tenant to Landlord (net of any brokerage fees and the reasonable costs of such subletting); and (c) in any event, Tenant shall remain directly and primarily liable for the performance of the terms and conditions of this Lease. Notwithstanding anything to the contrary contained within this

Lease, Landlord shall, at all times, require and demand that Tenant pay and perform the terms and conditions of the Lease notwithstanding any assignment or sublease.

         11.3 Notwithstanding anything hereinabove to the contrary, Landlord may withhold its consent and no such assignment or subletting shall be made to any tenant which shall: (a) occupy all or any portion of the Leased Premises for any non-permitted use or any use which would create a greater likelihood of damage, wear or tear to the Building or Leased Premises than that of Tenant; (b) adversely affect the character of the Building; (c) in any way violate the applicable ordinances, rules and regulations of applicable governmental boards and bureaus having jurisdiction thereof, or of the carrier of the fire insurance or other insurance to be provided under this Lease or the Master Deed; (d) which would increase the cost of insurance to the Leased Premises, Building, Condominium Common Elements or personal property or contents of other tenants;
(e) be classified as an "Industrial Establishment" under ISRA or other Environmental Laws (as defined in Paragraph 31) or regulation promulgated pursuant thereto; (f) cause a density of traffic or make demands on building systems, services, maintenance, infrastructure or facilities unreasonably in excess of those related to Tenant's occupancy; (g) be an existing tenant of and is vacating premises in the Building, and/or 2345 Lamington Road, Bedminster, New Jersey, and/or 1410, 1420 or 1430 State Highway 206, Bedminster, New Jersey, if then owned by Landlord or an affiliate of Landlord; or (h) be a party with whom Landlord has negotiated within the period of six months preceding Tenant's request for consent.

         11.4 Landlord's consent to any sublease or assignment hereunder shall not be deemed a consent to any further proposed assignment or sublease. In the event Tenant, its assignee or subtenant desires to further or subsequently assign or sublet, Tenant or its successor shall be subject to the same requirements as provided in Subsections 11.1 through 11.3 hereof.

         11.5 Tenant shall reimburse Landlord for its reasonable expenses, including but not limited to reasonable legal expenses, if any, incurred by Landlord in connection with Tenant's request to assign or sublet hereunder. Furthermore, if required by law, Tenant, at its expense, shall notify the appropriate governmental authorities of any proposed assignment or sublease and shall obtain all necessary approvals as well as a new Certificate of Occupancy if required.

         11.6 Notwithstanding the provisions of this Paragraph 11 to the contrary, and provided that (a) Tenant is not in default beyond any applicable notice and grace period (at the time of Tenant's request or at .the time of the effective date of the sublease or assignment), and (b) the Security Deposit shall continue to be maintained as required in Paragraph 56, Tenant shall have the right to assign this Lease or sublease all or any part of the Leased Premises as to any Permitted Transfer (as defined herein) without obtaining Landlord's consent and without being subject to the recapture provisions of this Lease, in each case subject only to the provisions of Subparagraph 11.2(c), the restrictions set forth in Subparagraphs 11 .3(a)-(g) and Subsections 11.4 and
11.5. As used herein the terms sublet and/or assign shall include the transfer by Tenant or its stockholders of more than fifty (50%) percent of the voting stock. A Permitted Transfer shall be (i) to an entity which is a successor to either Holdings or Telecom by a merger, or consolidation involving such entity,
(ii) to a purchaser of all or substantially all of either Holdings' or Telecom's assets, (iii) relating to a sale, issuance or transfer of any voting capital stock of either Holdings or Telecom or voting capital stock of any corporate entity which directly or indirectly controls such entity; or (iv) relating to a transfer of Tenant's leasehold interest to a parent or an affiliate of either Holdings or Telecom; provided, however, that the following conditions are satisfied: (a) the surviving or successor entity shall satisfy the Net Worth

Requirement (hereinafter defined); (b) the surviving or successor entity agrees in writing to assume all the terms and conditions contained in this Lease; and
(c) no later than thirty (30) days prior to the date of the proposed transaction Tenant provides Landlord with (i) notice of the proposed merger, consolidation, sale of substantially all of the applicable entity's assets or other transfer, and (ii) if available, a copy of the financial statements of the entity which will carry on the business of the applicable entity. As used in this Subsection 11.6, the "Net Worth Requirement" shall mean that the Net Worth (as defined in Subsection 2.2) of the surviving or successor entity shall not be less than the Net Worth of Holdings as of December 31, 1999.

         11.7 Tenant (Holdings and Telecom in the aggregate) shall have the right to sublease no greater than one-third of the Leased Premises without obtaining Landlord's consent and without being subject to the recapture provisions of this Lease; provided however, that any such subletting shall be subject to all other provisions of this Paragraph 11.

         11.8 The right to assign or sublet may be passed on by any assignee or subtenant of Tenant subject to all the provisions of this Lease including but not limited to those contained in this Paragraph 11.

    12.  FIRE AND CASUALTY

         12.1 In case of any damage to or destruction of any part of the Building or Leased Premises by fire or other insured casualty ("Casualty") occurring during the Term of this Lease, which shall render the Leased Premises untenantable or unfit for occupancy, and which damage cannot reasonably be repaired within three hundred sixty-five (365) days following the adjustment of the loss in connection with such Casualty then, and in any such event, the Term hereby created shall, at the option of Landlord or Tenant upon written notice to the other by certified mail, return receipt requested, within thirty (30) days of the insurance adjustment being finally determined, cease and become null and void from the date of such Casualty. In such event Tenant shall immediately surrender the Leased Premises and Tenant's interest in said Lease to Landlord, and Tenant shall only pay rent to the time of such Casualty, and Landlord may reenter and re-possess the Leased Premises thus discharged from this Lease and may remove Tenant therefrom. However, in the event of Casualty as hereinbefore defined, if neither Landlord nor Tenant shall elect to cancel this Lease within the aforesaid allowable time period, Landlord shall, subject to the prior rights of its mortgagee to refuse to make available to Landlord the insurance proceeds for rebuilding, thereupon repair and restore the Leased Premises and/or Building with reasonable speed and dispatch following receipt of insurance proceeds, and the Base Rent and Additional Rent shall not be accrued after said Casualty while the repairs and restorations are being made, but shall recommence immediately after the Leased Premises are restored and delivered back to Tenant.

         12.2 In the event of any other insured Casualty, which shall be repairable within three hundred sixty-five (365) days from the insurance adjustment in connection with such Casualty, Landlord shall, subject to the rights of its mortgagee to refuse to make the insurance proceeds available for reconstruction, repair and restore the Leased Premises with reasonable speed and dispatch, and the rent shall abate or be equitably apportioned, as the case may be, as to any portion of the Leased Premises which shall be unfit for occupancy by Tenant. The Base Rent and all Additional Rent, however, shall recommence immediately upon restoration of the Leased Premises and redelivery of same to Tenant.

         12.3 Nothing hereinabove contained with respect to Tenant's right to abate rent under proper conditions shall be construed to limit or affect Landlord's right to payment under any claim for damages covered by the rent insurance policy the premiums for which Tenant is to pay Tenant's Proportionate Share pursuant to Paragraph 7 of this Lease. If the Casualty results from the fault of Tenant, its agents, contractors, employees or invitees, Tenant shall not be entitled to any abatement or reduction of rent, except to the extent that Landlord receives the proceeds of said rent insurance policy in lieu of such rent. Landlord warrants that it will maintain such rent insurance policy during the Term.

         12.4 For the purposes of this Paragraph 12, in determining what constitutes reasonable speed and dispatch, consideration shall be given for delays which would be excuses for non-performance as in Paragraph 25 hereinafter provided (Force Majeure).

         12.5 In the event of such Casualty as above provided wherein Landlord shall rebuild, Tenant agrees, at its cost and expense, to forthwith remove any and all of its equipment, trade fixtures, stock and personal property as required by Landlord to permit Landlord to expedite rebuilding and/or repair. In any event, Tenant shall assume at its sole risk the responsibility for damage or security with respect to such trade fixtures, equipment and personal property in the event the building area where the same may be located has been damaged, until the Building shall be restored and made secure. It is expressly understood and agreed that in the event Landlord's mortgagee refuses to make the insurance proceeds available for restoration, alteration or repair, Landlord shall have no obligation to restore the Building and/or improvements. In such event, Tenant shall have the right to terminate this Lease within thirty (30) days of receipt of notification from Landlord that the Building will not be restored.

         12.6 It is expressly understood and agreed that wherever reconstruction shall be undertaken, in the event of Casualty as in this Paragraph 12 provided, Landlord shall prosecute such reconstruction with reasonable speed and dispatch. In the event, however, such reconstruction or repair shall not be completed within one (1) year from the date following the adjustment of the loss in connection with such Casualty (such time period of one (1) year to be extended for such reasonable period of time as is required by reasons of Force Majeure or if occasioned by default on the part of Tenant) then in that event, Tenant shall have the option exercisable within fifteen (15) days following the expiration of the last day of the year period following the Casualty (as the same may be extended as provided for hereinabove) to terminate the Lease. In the event of such termination, Landlord and Tenant shall thereafter have no further liability one to the other in accordance with the terms and conditions of the Lease except for obligations which accrued prior to the Casualty and except that the security deposit held by Landlord shall then be returned to Tenant forthwith. Landlord, during such period of reconstruction, shall give Tenant reasonable notice as of the date on which the Building and Leased Premises shall be ready for re-occupancy.

         12.7 Anything in this Paragraph 12 to the contrary notwithstanding, Landlord shall have no obligation to restore the Leased Premises, if (a) Landlord's mortgagee refuses to make available to Landlord the insurance proceeds for rebuilding or (b) a Casualty occurs within the last eighteen (18) months of the Term or the Renewal Term (if exercised by Tenant); in either event Tenant may terminate this Lease within thirty (30) days from receipt of written notification from Landlord that the Building will not be restored.

         12.8 Anything in this Paragraph 12 notwithstanding, Tenant shall have the right to cancel this Lease in the event that (a) Landlord's mortgagee does not make available to Landlord the insurance proceeds for rebuilding, unless Landlord has obtained a funding commitment from another qualified financial institution within one hundred eighty (180) days from the date that Landlord is in receipt of a notice from Landlord's mortgagee regarding the same, or (b) a casualty occurs within the last eighteen (18) months of the Term or the Renewal Term (if exercised by Tenant).

    13.  COMPLIANCE WITH LAWS, RULES AND REGULATIONS

         13.1 (i)Tenant covenants and agrees that upon acceptance and occupancy of the Leased Premises, it will, during the Term, promptly, at Tenant's cost and expense, comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their departments and because (hereinafter collectively called "Government Requirements"), applicable to the Leased Premises arising from or relating to
(a) the manner in which Tenant conducts its business or uses its property therein, or (b) the breach of any of Tenant's obligations hereunder. Tenant shall give prompt written notice to Landlord of any notice it receives of the violation of any Government Requirements. Subject to Tenant's obligations set forth in Subsection 5.2 hereof, Landlord will, during the Term, comply with all Government Requirements excepting only those Government Requirements that (a) Tenant is responsible for complying with pursuant to the first sentence of this Subparagraph 13.1 (i) or (b) any other tenant in the Building is responsible for complying with pursuant to its lease. To the extent any costs are associated therewith, Tenant shall pay Tenant's Proportionate Share of such costs to the extent that such costs are otherwise proper expenses for which Tenant is responsible pursuant to Paragraph 5 hereof.

              (ii) Tenant covenants and agrees, at its own cost and expense to comply with such regulations or requests as may be required by the fire or liability insurance carriers providing insurance for the Building and/or Leased Premises, and will further comply with such other requirements that may be promulgated by the Board of Fire Underwriters (hereinafter collectively called "Insurance Requirements") in connection with the use and occupancy by Tenant of the Leased Premises in the conduct of its business.

              (iii) Tenant covenants and agrees that it will not commit any nuisance, nor permit the emission of any objectionable sound, noise or odors which would be violative of any applicable governmental rule or regulations or would per se create a nuisance. Tenant further covenants and agrees that it will handle and dispose of all rubbish, garbage and waste in connection with Tenant's operations in the Leased Premises in accordance with reasonable regulations established by Landlord from time to time and reasonably applied by Landlord to all tenants on an evenhanded basis in order to avoid unreasonable emission of dirt, fumes, odors or debris which may constitute a nuisance or induce pests or vermin.

         13.2 In case Tenant shall fail or neglect to comply with any of the aforesaid Governmental Requirements or Insurance Requirements; or in case Tenant shall neglect or fail to make any necessary repairs, required of Tenant pursuant to Paragraph 5, Landlord or Landlord's agents may (but shall not be required so to do) after twenty (20) days written notice to Tenant (except for emergency repairs, which may be made immediately) enter the Leased Premises and make said repairs and comply with any and all of the said Governmental Requirements and/or Insurance Requirements, at the cost and expense of Tenant. In case of Tenant's failure to pay therefor, the said cost and expense shall be added to next month's payment of Additional Rent and be due and payable as such. This provision is in addition to the right of Landlord to terminate this Lease by reason of any default on the part of Tenant.

    14.  INSPECTION BY LANDLORD

         14.1 Tenant agrees that Landlord and Landlord's agents and other representatives shall have the right to enter into and upon the Leased Premises, or any part thereof, at all reasonable hours for the purpose of examining the same or for the purpose of performing repairs to or installations in the Leased Premises or for the purpose of showing same to prospective purchasers or mortgagees and putting upon the Leased Premises a suitable "For Sale" or "To
Let" sign, upon reasonable advance notice of not less than twenty-four (24) hours (except in the event of emergency). Landlord shall make its inspections and conduct any repair or installation work to the Leased Premises in such manner as to minimize the disturbance of the operations of Tenant. For eighteen
(18) months prior to the Expiration Date, Landlord or its agents may similarly exhibit the Leased Premises to prospective tenants and may place the usual "To Let" signs thereon.

    15.  DEFAULT BY TENANT

         15.1 Each of the following shall be deemed a default by Tenant and a breach of this Lease regardless of whether Holdings and/or Telecom are individually or jointly in default (it being acknowledged by Tenant that (i) no additional notice, grace and/or cure period beyond that specified in this Lease shall be afforded to either Holdings or Telecom in the event of a default of the other, and (ii) whenever the words "beyond any applicable notice and grace period", or "beyond the applicable notice and grace period", or similar language appears in this Lease, it shall not be deemed to increase the original period of time specified in this Lease that notice and a grace period is afforded to Tenant.


              (a) (i) filing of a petition by the then tenant in possession, Holdings or Telecom, for adjudication as a bankrupt, or for reorganization, or for an arrangement under any Federal or State statute;

                   (ii) dissolution or liquidation of the then tenant in possession, Holdings or Telecom;

                   (iii) appointment of a permanent receiver or a permanent trustee of all or substantially all the property of the then tenant in possession, Holdings or Telecom, if such appointment shall not be vacated within sixty (60) days;

                   (iv) taking possession of property of the then tenant in possession, Holdings or Telecom, by a governmental officer or agency pursuant to statutory authority for dissolution rehabilitation, reorganization or liquidation of the then tenant in possession if such taking of possession shall not be vacated within sixty (60) days;

                   (v) making by the then tenant in possession, Holdings or Telecom, of an assignment for the benefit of creditors.

         If any event mentioned in this subparagraph (a) shall occur, Landlord may thereupon, or at any time thereafter, elect to cancel this Lease by ten (10) days written notice to Tenant, and if not the original Tenant, the then tenant in possession, and this Lease shall terminate on the day in such notice specified with the same force and effect as if that date were the date herein fixed for the expiration of the Term of the Lease.

              (b) (i) Default in the due and punctual payment of the Base Rent or Additional Rent herein reserved or any part thereof when and as the same shall become due and payable, and such default shall continue for a period often
(10) days after the date of written notice to Tenant.

                   (ii) A default in the performance of any other covenant or condition of this Lease on the part of Tenant to be performed and such default continues for a period of thirty (30) days (or appropriate shorter period in the event of an emergency) after written notice. For purposes of this Subparagraph 15.1(b) (ii) hereof, no default on the part of Tenant in performance of work required to be performed or acts to be done or conditions to be modified shall be deemed to exist if steps shall have been commenced within said thirty (30) day (or, in the event of an emergency, shorter) period by Tenant diligently after notice to rectify the same and shall be prosecuted to completion with reasonable diligence.

         15.2 In case of any such default under Subparagraph 15.1 (b), and at any time within six (6) months thereafter following the expiration of the respective grace periods above mentioned, Landlord may serve a notice upon Tenant electing to terminate this Lease, and the Lease shall then expire on the date so specified as if that date had been originally fixed as the Expiration Date of the Term herein granted.

         15.3 In case this Lease shall be terminated as hereinbefore provided, or by summary proceedings or otherwise, Landlord or its agents may, immediately or at any time thereafter, re-enter and resume possession of the Leased Premises or any part thereof, and remove all persons and property therefrom, including Tenant's trade fixtures, without being liable for any damages therefor. No re-entry by Landlord shall be deemed an acceptance of a surrender of this Lease.

         15.4 Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Leased Premises, by reason of the violation by Tenant of any of the covenants or conditions of the Lease, or otherwise.

         15.5 In case this Lease shall be terminated as hereinbefore provided, or by summary proceedings or otherwise, Landlord may, in its own name and in its own behalf, relet the whole or any portion of the Leased Premises, for any period equal to or greater or less than the remainder of the Term, for any sum which it may deem reasonable, to any tenant which it may deem suitable and satisfactory, and for any use and purpose which it may deem suitable and satisfactory, and for any use and purpose which it may deem appropriate, and in connection with any such lease Landlord may make such changes in the character of the improvements on the Leased Premises as Landlord may determine to be appropriate or helpful in effecting such lease and may grant concessions or free rent. Landlord agrees to use reasonable efforts to relet the Leased Premises in order to mitigate its damages; however, nothing herein contained shall limit or be construed as limiting Landlord's right in its sole discretion to either approve or disapprove any tenant and to determine the terms and conditions of any lease. Under no circumstances shall Landlord's refusal to accept an offer to lease the Leased Premises be deemed unreasonable if any of the following conditions are present:

    (1) The rent offered is less than the rent reserved in this Lease;

    (2) The net worth of the prospective tenant is less than that of Tenant hereunder as of the original date of this Lease;

    (3) The duration of the proposed term is less than the term remaining under this Lease or less than five (5) years (if there are less than five years remaining under this Lease);

    (4) The proposed use is (a) prohibited by applicable zoning laws or (b) conflicts with or violates either (i) the lease or any other rights of any tenant in the Building, or (ii) the Rules and Regulations of the Building or (c) is otherwise of a different character or nature to the uses or business activities previously permitted by Landlord in the Building; or

    (5) The proposed lease is for a prospective tenant to which Landlord would be entitled to withhold its consent were it requested by Tenant to consent to an assignment or sublease of the Leased Premises to such prospective tenant pursuant to Subsection 11.3. In the event the Leased Premises are relet, the net rents received by Landlord from any reletting, after deducting from the proceeds therefrom all reasonable costs incurred in connection with such termination and reletting (including, but not limited to, any and all legal, brokerage and/or finder's fees payable by Landlord in connection with such reletting), shall be credited against the sum owed by Tenant to Landlord up to the amount owed. Landlord shall not under any circumstances be required to pay Tenant any surplus of any sums received by Landlord on a reletting of the Leased Premises in excess of the rent reserved in this Lease.

         15.6 (a) In the case this Lease is terminated by summary proceedings, or otherwise, as provided in this Paragraph 15, and whether or not the Leased Premises be relet, Landlord shall be entitled to recover from Tenant, the following:

                   (i) A sum equal to all expenses, if any, including reasonable counsel fees, incurred by Landlord in recovering possession of the Leased Premises, and all reasonable costs and charges for the care of the Leased Premises while vacant, which damages shall be due and payable by Tenant to Landlord at such time or times as such expenses have been incurred by Landlord; and

                   (ii) A sum equal to all damages set forth in this Paragraph 15 and in Paragraph 16 hereinafter referred to.

              (b) Without any previous notice or demand, separate actions may be maintained by Landlord against Tenant from time to time to recover any damages which, at the commencement of any such action, have then or theretofore become due and payable to Landlord under Paragraphs 15 and 16 hereof without waiting until the end of the then current term.

              (c) All sums which Tenant has agreed to pay by way of Real Estate Taxes, sewer charges, water rents or water meter charges, insurance premiums, maintenance items described in Subsections 5.1, 5.2 and 5.3 hereof and other similar items becoming due from time to time under the terms of this Lease, shall be deemed Additional Rent reserved in this Lease within the meaning of Paragraphs 15 and 16 hereof.

    16.  LIABILITY OF TENANT FOR DEFICIENCY

         16.1 In the event that the relation of Landlord and Tenant may cease or terminate by reason of the default by Tenant and the re-entry of Landlord as permitted by the terms and conditions contained in this Lease or by the ejectment of Tenant by summary proceedings or other judicial proceedings or after the abandonment of the Leased Premises by Tenant, it is hereby agreed that Tenant shall remain liable to pay in monthly payments the Base Rent and Additional Rent which has accrued prior to Landlord's re-entry and which shall accrue subsequent to the re-entry by Landlord; and Tenant expressly agrees to pay as damages for the breach of the covenants herein contained the difference between the Base Rent and Additional Rent reserved and such rents collected and received, if any, by Landlord, during the remainder of the unexpired Term, as the amount of such difference or deficiency shall from time to time be ascertained. Anything herein contained to the contrary notwithstanding, the rent referred to shall include the Base Rent together with all Additional Rent and charges required to be paid by Tenant under the Lease including, but not limited to, Tenant's Proportionate Share of Real Estate Taxes, maintenance items described in Subsections 5.1, 5.2 and 5.3 hereof and insurance costs; the costs of brokerage, redecorating and rerenting; and reasonable legal fees and accounting fees incurred by Landlord in connection with claims against Tenant or in connection with the rerenting of the Leased Premises.

         16.2 Waiver of Jury Trial, Counterclaims, and Removal. The Landlord and Tenant (whether Holdings or Telecom) hereby shall and they hereby do waive trial by jury in any action or proceeding brought by either the Landlord or Tenant (whether Holdings or Telecom) hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, any claim of injury or damage. In the event Landlord commences any proceedings for non-payment of Base Rent or Additional Rent, Tenant waives its right to file a counterclaim or remove such action to the Superior Court from the Special Civil Part. This shall not, however, be construed as a waiver of Tenant's rights to assert such claims in any special action or actions.

    17.  NOTICES

         17.1 All notices required or permitted to be given shall be given by certified mail, return receipt requested, postage prepaid, to the following addresses:

    IF TO LANDLORD;                          WITH A COPY TO:
    --------------                           --------------

    A-K Bedminster Associates, L.P.          Windels Marx Lane & Mittendorf, LLP
    c/o The Advance Group, Inc.              120 Albany Street
    1545 State Highway 206                   New Brunswick, New Jersey 08901
    Bedminster, New Jersey 07921             Ann: Howard P. Lakind, Esq.
    Attn: Kurt Padavano

    IF TO TENANT:                            WITH A COPY TO:
    -------------                            --------------

    KMC Telecom Holdings, Inc.               Kelley Drye & Warren, LLP
    1545 State Highway 206                   101 Park Avenue
    Bedminster, New Jersey 07921             New York. NY 10178
    Attn: Chief Financial Officer            Attn: Alan M. Epstein, Esq.

    KMC Telecom, Inc.
    1545 State Highway 206
    Bedminster, New Jersey 07921
    Attn: Chief Financial Officer

    WITH AN ADDITIONAL COPY TO:
    --------------------------

    KMC Telecom Holdings, Inc.
    1545 State Highway 206
    Bedminster, New Jersey 07921
    Attention: Director of Human Resources

         17.2 Tenant shall promptly notify Landlord of:

              (a)  any accident in or about the Leased Premises;

              (b)  any Casualty occurring in or about the Leased Premises;

              (c) all damage to or defects in the Leased Premises for the repair of which Landlord is responsible;

              (d) all damage to or defects in any building system or facility in or about the Leased Premises; and

              (e) any other matter of which Tenant is obligated to notify Landlord pursuant to the terms of this Lease.

         17.3 Any (i) notice or communication received by Landlord from Holdings or Telecom and/or (ii) right or option that is provided for in this Lease and exercised by Holdings or Telecom shall be deemed given by Tenant and binding on Holdings and Telecom.

         17.4 Any action taken by holdings or Telecom pursuant to this Lease shall be deemed acceptable to the other.

    18.  NON-WAIVER BY LANDLORD OR TENANT

         The failure of Landlord or Tenant to insist upon strict performance of any of the covenants or conditions of this Lease, or to exercise any right herein conferred in any one or more instances, shall not be construed as a waiver of any of their rights or remedies in this Lease, and shall not be construed as a waiver, relinquishment or failure of any such covenants, conditions, or rights, but the same shall be and remain in full force and effect.

    19.  RIGHT OF TENANT TO MAKE ALTERATIONS AND IMPROVEMENTS

         Tenant may not make alterations, additions or improvements ("alterations") to the Leased Premises without the consent of Landlord which shall not be unreasonably withheld or delayed. Landlord's approval of any plans and specifications shall not be a representation that such alterations or improvements comply with any Government Requirements or Insurance Requirements. Landlord may condition its consent to any requested alterations on the following: (a) Landlord shall perform the alterations at a competitive cost (herein defined to mean not more than five (5%) percent greater than any bid obtained by Tenant from a responsible contractor reasonably acceptable to Landlord) to be borne by Tenant, inclusive of architectural and engineering drawings and Landlord's reasonable profit and overhead; (b) such alterations will not require structural changes in the Building or the Leased Premises, will not affect the appearance of the Building and will not lessen the value of the Building or the Leased Premises; and (c) at Landlord's election made within ninety (90) days prior to the termination of the Term, Tenant at its sole cost and expense will, prior to the termination of the Term, remove the alterations required to be removed by Landlord and repair any and all damage occasioned by said removal. During the period of such removal, until the Leased Premises have been restored, Tenant shall have the obligation to pay Base Rent and Additional Rent, whether or not the Term of the Lease has expired. Notwithstanding anything to the contrary contained herein, Landlord's consent shall not be required in connection with the erection of nonstructural internal partitions in connection with a permitted sublease per the provisions of Subsection 11.7 hereinabove. All such alterations shall be in conformity with applicable Governmental Requirements and Insurance Requirements and shall not interfere with occupancy by any other tenant in the Building.

    20.  NON-LIABILITY OF LANDLORD

         It is expressly understood and agreed by and between the Landlord and Tenant that Tenant shall assume all risk of damage to its property, equipment and trade fixtures occurring in or about the Leased Premises, whatever the cause of such damage or casualty.

    21.  UTILITIES

         Tenant  shall,  at  its  own  cost  and  expense,   pay  utility  meter
installation and maintenance charges as applicable per the design of the Building as well as all service and usage charges for gas, electric, sprinkler, or any other utility which is separately metered and billed to Tenant. With respect to any utility which is not separately metered, Tenant shall pay Tenant's Proportionate Share of same as Additional Rent when billed by Landlord. Notwithstanding the foregoing, Landlord may, at its election, allocate the costs of non-separately metered utility usage among the tenants of the Building based upon submetering or utility survey performed by a qualified expert.

    22.  RESERVATION OF EASEMENT

         Landlord reserves the right, easement and privilege to enter on the Leased Premises, the Building and the Condominium Common Elements in order to install any storm drains and sewers and/or utility lines and distribution facilities in connection therewith as may be required by Landlord. It is understood and agreed that if such work does not service the Building, then: (i) such installation shall be at Landlord's sole cost and expense, (ii) Landlord shall, at its sole cost and expense, restore any displaced paving, lawn, seeded area or shrubs, (iii) Landlord covenants that the foregoing work shall not unreasonably interfere with the normal operation of Tenant's business, and (iv) Landlord shall indemnify and save Tenant harmless in connection with such installations.

    23.  AIR AND WATER POLLUTION

         Tenant expressly covenants and agrees to indemnify, defend, and save Landlord harmless against any claim, damage, liability, costs, penalties or fines which Landlord may suffer as a result of air, water, or environmental pollution (collectively "Pollution") caused by Tenant in its use of the Leased Premises. Tenant covenants and agrees to notify Landlord immediately of any claim or notice served upon it with respect to any such claim that Tenant is causing Pollution; and Tenant, in any event, will take immediate steps to halt, remedy or cure any such Pollution caused by Tenant.

    24.  STATEMENT OF ACCEPTANCE

         Upon delivery of each portion of the Leased Premises to Tenant, pursuant to the terms and conditions of this Lease, Tenant covenants and agrees that it will furnish to Landlord a statement that it accepts such portion of the

Leased Premises and agrees to pay Base Rent and Additional Rent with respect to such portion of the Leased Premises from the date of delivery of such portion of the Leased Premises to Tenant, subject to the terms and conditions of the Lease as herein contained. Upon the delivery of the first portion of the Leased
Premises, such statement shall set forth the Commencement Date and the Expiration Date of the Term.

    25.  FORCE MAJEURE

         Except for the obligation of Tenant to pay Base Rent and Additional Rent as in this Lease provided, the period of time during which Landlord or Tenant is prevented from performing any act required to be performed under this Lease by reason of fire, catastrophe, strikes, lockouts, civil commotion, acts of God or the public enemy, governmental prohibitions or preemptions, embargoes, inability to obtain material or labor by reason of governmental regulations or prohibitions, the act or default of the other party, holding over by any existing tenant of the Leased Premises or other events beyond the reasonable control of Landlord or Tenant, as the case may be (collectively "Force Majeure"), shall be added to the time for performance of such act.

    26.  STATEMENTS BY LANDLORD AND TENANT

         Landlord and Tenant agree at any time and from time to time upon not less than ten (10) days prior notice from the other to execute, acknowledge and deliver to the party requesting same, a statement in writing, certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) that it is not in default (or if claimed to be in default, stating the exact nature of the default), (c) specifying the dates to which the Base Rent and Additional Rent have been paid in advance, if any and
(d) whether any security has been  deposited by Tenant with Landlord and, if so,


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

the amount thereof; it being intended that any such statement delivered pursuant to this paragraph may be relied upon as to the facts contained therein.

    27.  CONDEMNATION

         27.1 If due to condemnation or taking or seizure by any authority having the right of eminent domain (or transfer in lieu of such condemnation, taking or seizure), (i) more than twenty-five (25%) percent in aggregate of the total space in the Leased Premises is actually taken, or (ii) in the event that more than thirty (30%) percent of the total parking area is actually taken, or
(iii) if access to the Leased Premises be denied, then in the event of any such takings as hereinabove provided, at the option of Landlord or Tenant, upon written notice delivered within thirty (30) days of the date when the authority exercising the power of eminent domain takes or interferes with the use of the Building or the Leased Premises, parking area or area of access to the Leased Premises as hereinabove provided, the Lease shall terminate, cease and become null and void. In the event of any such taking of the parking area and access driveways as hereinabove described, the same shall not be cause for termination of the Lease if Landlord (either directly or acting through the Association) can substantially replace and restore the parking areas and/or provide alternate access driveways, substantially equivalent to those taken and convenient to the Leased Premises, which said substitution as above provided shall be made so as not to unduly interfere with or interrupt Tenant's conduct of its business at the Leased Premises. Tenant shall only be responsible for the payment of rent until the time of surrender. In any event, Landlord shall be entitled to all condemnation proceeds. Under no circumstances shall any part of any condemnation award belong to or be claimed by Tenant. Tenant shall have the right to make a claim against the condemning authority for such independent claim which it may have and as may be allowed by law, for costs and damages due to relocating,


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

moving and other similar costs and charges directly incurred by Tenant and resulting from such condemnation provided the same does not in any way diminish Landlord's award.

         27.2 In the event of any partial taking which would not be cause for termination of the within Lease or in the event of any partial taking in excess of the percentages provided in Subsection 27.1 but where neither Landlord nor Tenant shall elect to terminate this Lease within the aforesaid thirty (30) day period, then and in either event, the Base Rent and Additional Rent shall abate in an amount mutually to be agreed upon between Landlord and Tenant based (i) on the relationship that the character and quantum of the property taken bears to the property which shall remain after such condemnation, and (ii) the cost to Landlord of restoration of the property if applicable, as hereinafter provided, in excess of the net condemnation award received by Landlord. In any event, no part of Landlord's condemnation award shall belong to or be claimed by Tenant. However, Landlord shall, to the extent permitted by applicable law and as the same may be practicable on the site of the Leased Premises, and provided Landlord's mortgagee makes the condemnation proceeds available for restoration, alteration or repair, at Landlord's sole cost and expense, promptly make such repairs and alterations in order to restore the Building and/or improvements so as to make the same tenantable and secure. It is expressly understood and agreed that in the event Landlord's mortgagee refuses to make the condemnation proceeds available for restoration, alteration or repair, Landlord shall have no obligation to restore the Building and/or improvements. In such event, Tenant shall have the right In terminate this Lease within thirty (30) days of receipt of notification from Landlord that the Building will not be restored.

         27.3 Anything in this Paragraph 27 notwithstanding, Tenant shall have the right to cancel this Lease in the event that (a) Landlord's mortgagee does not make available to Landlord the condemnation proceeds for rebuilding, unless Landlord has obtained a funding commitment from another qualified financial institution within One hundred eighty (180) days from the data that Landlord is in receipt of a notice from Landlord's mortgagee regarding the same, or (b) a condemnation occurs within the last eighteen months of the Tent or the Renewal Term (if exercised by Tenant).

    28.  QUIET ENJOYMENT

         Landlord further covenants that Tenant, on paying the rental and performing the covenants and conditions contained in this Lease, shall and may, subject to the provisions of this Lease and Paragraph 49 hereof in particular, peaceably and quietly have, hold and enjoy the Leased Premises for the term aforesaid.

    29.  SURRENDER OF LEASED PREMISES

         On the Expiration Date, or earlier permitted termination of the Term, Tenant shall quit and surrender the Leased Premises in good and orderly condition and repair (reasonable wear and tear excepted) and shall deliver and surrender the Leased Premises to Landlord peaceably, together with all alterations, additions and improvements in, to or on the Leased Premises made by Tenant which Landlord elects to retain in accordance herewith. Landlord reserves the right, as hereinbefore set forth, to require Tenant at Tenant's sole cast and expense to remove any alterations installed by Tenant, which covenant shall survive the surrender and the delivery of the Leased Premises as provided hereunder. Prior to the Expiration Date, or earlier permitted termination of the Term, Tenant shall remove all of its personal property, including equipment and trade fixtures, from the Leased Premises. All personal property not removed by Tenant shall be deemed abandoned by Tenant, and Landlord reserves the right to charge the reasonable cost of such removal to Tenant, which obligations shall survive the Lease termination and surrender hereinabove provided. If the Leased Premises are not surrendered at the end of the Term, Tenant shall indemnify

Landlord against loss or liability resulting from delay by Tenant In surrendering the Leased Premises. In addition, unless Landlord agrees in writing to Tenant's holding over after the Lease is terminated, Tenant's continued occupancy thereafter shall be as a month-to-month Tenant upon all of the same terms and conditions as set forth herein, except that the Base Rent shall be two
(2) times the Base Rent payable during the month the Lease was terminated. Provided Tenant is not in default, Landlord will inspect the Leased Premises with an authorized agent of Tenant prior to the Expiration Date to advise Tenant as to the condition of the Leased Premises and the alterations and personal property to be removed.

    30.  INDEMNITY

         30.1 Anything in this Lease to the contrary notwithstanding, and without limiting Tenant's obligation to provide, pay for, and maintain insurance pursuant to Paragraph 7 hereunder, Tenant covenants and agrees that it will indemnify, defend and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs, losses, charges and expenses, including without limitation reasonable attorney's fees, which may be imposed upon or incurred by Landlord by reason of any of the following occurrences during the term of this Lease:

              (i) Any matter, cause or thing arising out of Tenant's use; occupancy, control or management of the Leased Premises or any part thereof,

              (ii) Any negligence, or acts of omission or commission on the part of Tenant or any of its agents, contractors, servants, employees, or invitees;

              (iii) Any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be performed or complied with; or

              (iv) Any injury or damage to any person or property occurring in or about the Leased Premises which is not due to the fault of Landlord, its agents or contractors. The indemnity, defense and hold harmless obligations of Tenant in this Subsection 30.1 shall extend to the Common Areas of a floor(s) of the Building or the Building, as the case may be, during any period of time that Tenant leases all leaseable portions of a floor(s) or the entire Building, as the case may be.

         30.2 Landlord shall promptly notify Tenant of any such claim asserted against it and shall promptly send to Tenant copies of all papers or legal process served upon it in connection with an action or proceeding brought against Landlord by reason of any such claim. Nothing herein shall impose on Tenant any obligation to indemnify Landlord for Landlord's negligence or in any way affect the rights and obligations of the Landlord and Tenant hereto in connection with any waiver of subrogation provision contained herein.

    31.  ENVIRONMENTAL PROVISIONS

         31.1 Unless otherwise specified herein, the following terms used in Paragraph 31 shall have the meanings set forth herein, as follows:

         DEP:  New  Jersey  Department  of  Environmental   Protection  and  any
successor agency.

         ENVIRONMENT: Any soil, land, land surface or subsurface strata, surface waters (including navigable waters and ocean waters), ground waters, drinking water supply, stream sediment, air and any other environmental medium.

         ENVIRONMENTAL CLAIM: Any complaint, order, directive, claim, action, investigation, lawsuit, demand, citation, notice, proceeding or lien, or threatened complaint, order, directive, claim, action, investigation, lawsuit, demand, citation, notice, proceeding or lien, by an federal, state or local governments, entity or any other person or entity which is related to or arising from an Environmental Discharge, Environmental Condition, or any other matter involving a violation of an Environmental Law by Tenant which affects the Leased Premises, the Building, the Condominium Common Elements, or any improvements located thereon, or the business therein conducted.

         ENVIRONMENTAL CONDITION: Any contamination or threatened contamination of any kind or nature whatsoever at, on or from the Building, the Leased Premises, the Condominium Common Elements or any improvements located thereon or affecting the Environment if any thereof which is caused by Tenant, its employees or contractors and which violates any Environmental Law, including, without limitation, the presence of Hazardous Substances or Wastes.

         ENVIRONMENTAL DISCHARGE: Any event involving an emission, spill, release or discharge by Tenant, its employees or contractors into the Environment, the Building, the Leased Premises, the Condominium Common Elements or any improvements located thereon; or the sewer, septic or waste treatment, storage or disposal systems servicing the Land, the Building, the Leased Premises, the Condominium Common Elements, of any Hazardous Substances or Wastes.

         ENVIRONMENTAL LAWS: All present and future federal, state or local laws, ordinances, rules, regulations, opinions, orders, directives and policies as the same, from time to time, may be amended, which relate to the Environment, health or worker safety, including, without limitation, the Industrial Site Recovery Act (ISRA) N.J.S.A. l3:1K-6 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.; the Clean Water Act, 33 U.S.C. Section 1241 et seq.; the New Jersey Spill

Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq.; the New Jersey Water Pollution Control Act, N.J.S.A. 58:10A-l et seq.; the Worker and Community Right-To-Know Act, N.J.S.A. 34:5A-1 et seq.; and the Occupational Safety and Health Act of 1979, 29 U.S.C. Section 651 et seq.

         EPA: United States Environmental Protection Agency and any successor agency.

         HAZARDOUS SUBSTANCES OR WASTES: Any toxic substance, hazardous substance, contaminant, waste, pollutant or other similar product or substance that may pose a threat to the Environment, health or worker safety, or that is regulated by Environmental Laws.

         31.2 (a) Tenant, its employees, contractors, licensees, invitees, guests, subsidiaries, affiliates, successors and/or assigns and any and all subtenants, assignees or occupants of all or any portion of the Leased Premises will not introduce or store any Hazardous Substances or Wastes (other than in de minimus amounts typical for office use in compliance with Environmental Laws) within, or cause an Environmental Discharge with respect to, the Building, the Leased Premises, and/or the Condominium Common Elements; and Tenant indemnifies and agrees to hold Landlord harmless from and against all costs, liability and damages as a result thereof, to the same extent that Landlord indemnifies and holds Tenant harmless pursuant to Subsection 31.12 hereof. This warranty and indemnity shall survive the expiration or earlier termination of this Lease, and the assignment or subletting of all or part of the Leased Premises by Tenant, its subsidiaries, affiliates, successors and/or assigns.

              (b) If Tenant receives any notice of the occurrence or existence of an Environmental Discharge, Environmental Condition and/or Environmental
Claim, then Tenant shall give immediate oral and written notice of same to Landlord, detailing all relevant facts and circumstances.

              (c) If Tenant fails to comply with the requirements of this Paragraph 31, including without limitation the requirements of Subparagraph 31. 2(b), Landlord shall have the option, but shall not be obligated, to exercise any of its rights as provided in this Lease and Landlord or representatives of Landlord may enter onto the Leased Premises, the Building and/or the Condominium Common Elements and take any actions Landlord deems necessary or advisable to investigate, clean up, remove, resolve or minimize the impact of, or otherwise deal with, an Environmental Discharge, Environmental Condition, and/or Environmental Claim upon Landlord's receipt of any notice from any person, entity or other source asserting the occurrence or existence of an Environmental Discharge, Environmental Condition, and/or Environmental Claim on, from or pertaining to the Leased Premises. All costs and expenses incurred by Landlord in the exercise of any such rights shall be deemed to be Additional Rent hereunder and shall be payable by Tenant to Landlord in accordance with the provisions of this Lease.

              31.3 Without limitation upon any other event which may constitute a default on the part of Tenant under this Lease, the occurrence of any of the following events shall constitute a default on the part of Tenant under this Lease, entitling Landlord to all of the rights and remedies provided therefor:

              (a)  If  Landlord  fails  to  receive   immediate   notice  of  an
Environmental Discharge, Environmental Condition and/or Environmental Claim from Tenant.

              (b) If any federal, state or local governmental entity asserts an Environmental Claim against Tenant or Landlord; provided, however, such Environmental Claim shall not constitute a default if, within five (5) days of the occurrence giving rise to the Environmental Claim:

              (1) Tenant can prove to Landlord's satisfaction that Tenant has commenced and is diligently pursuing either; (a) a cure or correction of the event which constitutes the basis for the Environmental Claim and continues diligently to pursue such cure or correction to completion; or (b) proceedings for an injunction, a restraining order or other appropriate emergent relief preventing such governmental entity or entities from asserting such Environmental Claim, which relief is granted with ten (10) days of the occurrence giving rise to the Environmental Claims and the injunction, order or emergent relief thereafter is not dissolved or reversed on appeal; and

              (2) Tenant has posted a bond, letter of credit, or other security satisfactory in form, substance and amount to Landlord to secure the proper and complete cure or correction of the event which constitutes the basis for the Environmental Claim.

         31.4 In the event that a lien is filed against the Building, the Leased Premises and/or the Condominium Common Elements by reason of the occurrence or existence of any Environmental Discharge, Environmental Condition and/or Environmental Claim, then Tenant, within thirty (30) days from the date that the lien is placed against the Building, the Condominium Common Elements and/or the Leased Premises, and in any event prior to the date any federal, state or local governmental authority commences proceedings to sell the Building, the Condominium Common Elements and/or the Leased Premises pursuant to the lien, shall: (a) pay the claim and remove the lien from the Building, the Condominium Common Elements and/or Leased Premises; or (b) furnish to Landlord either (i) a bond satisfactory to Landlord in the amount of the claim out of which the lien arises, (ii) a cash deposit in the amount of the claim out of which the lien arises, or (iii) other security satisfactory to Landlord in an amount sufficient to discharge the claim out of which the lien arises.

         31.5 Tenant shall furnish Landlord with the true and complete copies of all sampling and test results, if any, obtained from samples taken at and around the Building, the Condominium Common Elements and/or the Leased Premises within three (3) days of Tenant's receipt thereof. Tenant, simultaneously, shall provide to Landlord (in the event of a submission by Tenant), or provide to Landlord within three (3) days of Tenant's receipt (in the event of a receipt by Tenant), true, accurate and complete copies of any and all documents, including without limitation reports, submissions, notices, orders, directives, findings and correspondence submitted by Tenant to, or received by Tenant from the DEP, the EPA, the United States Occupational Safety and Health Administration or any other federal, state or local governmental entity, pursuant to any Environmental Laws. Tenant shall notify Landlord in advance of all meetings scheduled between Tenant and any federal, state or local governmental entity which in any way are related to any Environmental Laws, Leased Premises, the Condominium Common Elements and/or the Building and Landlord may attend all such meetings.

         31.6 Tenant shall permit any representatives of Landlord (including without limitation agents, servants, employees, legal counsel, environmental consultants and engineers) access during normal business hours, or during other hours either by agreement of the Landlord and Tenant or in the event of any emergency related to Environmental Laws, to: (a) permit any of such parties to examine, audit, copy or make extracts from, any and all books, records and documents in possession of Tenant, its agents, representatives, environmental consultants, or independent contractors relating to Tenant's compliance with environmental Laws; (b) inspect the Leased Premises; and/or (c) perform any work at the Leased Premises to assure that the Leased Premises are in compliance with all Environmental Laws. Tenant shall not restrict access to any part of the Leased Premises, the Building and/or the Condominium Common Elements, and Tenant shall not impose any conditions to access. In the event that Landlord chooses to perform work at the Leased Premises to assure that the Leased Premises are in compliance with all Environmental Laws, Landlord shall use its reasonable efforts to avoid interfering with Tenant's use of the Leased Premises, it being agreed that Landlord shall not be obligated to cause any such work to be performed on weekends or on an overtime basis to avoid or reduce any such interference, and upon completion of such work shall repair and restore the affected areas of the Leased Premises from any damage caused by such work; and so long as Landlord uses reasonable efforts and repairs and restores said damage, Tenant shall waive any right it may have, then or in the future, to assert any claim on its behalf against Landlord or any representative of Landlord arising from or in anyway related to interference with the right to quiet use and enjoyment of the Leased Premises, or otherwise relating to such work, including without limitation loss of income, rent or profits. Tenant shall pay to Landlord, a sum equal to those amounts due to Landlord in accordance with the provisions of Subsection 31.13 of this Lease, which monies shall be payable by Tenant in accordance with the provisions of Subparagraph 31. 2(c).

         31.7 Simultaneously or within ten (10) days from the date hereof and within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord a duly executed and acknowledged affidavit of Tenant or an authorized officer or official of Tenant, certifying:

              (a) The Standard Industrial Classification (SIC) number, as defined or set forth in the Standard Industrial Classification Manual published by the Executive Office of the President, Office of Management and Budget (or such successor governmental publications which define SIC number classifications), of Tenant and any other occupant of the Leased Premises; and

              (b) A detailed description of the operations and processes Tenant or and any other occupant will undertake or has undertaken at the Leased Premises, organized in the form of a narrative report, including without limitation a description and quantification of hazardous Substances and Wastes previously or to be generated, manufactured, refined, transported, treated, stored, handled or disposed of at the Leased Premises.

              In the event that either the SIC number or the operations and processes undertaken by Tenant or any occupant of the Leased Premises are to change, Tenant shall provide not less than ten (10) days notice to Landlord prior to implementing such change.

         31.8 Except as provided in Subsection 31.13 at no expense to Landlord, Tenant promptly shall provide all information requested by Landlord or any federal, state or local governmental entity regarding any Environmental laws and promptly shall sign such affidavits and submissions when requested to do so by Landlord or any federal, state or local governmental entity. In the event an affidavit or submission is inaccurate or incomplete, Tenant shall cooperate and provide such information so that it can be made accurate and complete, at which time Tenant promptly shall sign same.

         31.9 As a condition precedent to any proposed subleasing of the Leased Premises or assignment of this Lease by Tenant, Tenant, at Tenant's own expense, shall comply with and fulfill all of Tenant's obligations under this Paragraph 31 hereof.

         31.10 (a) Without limitation upon any of Tenant's obligations pursuant to this Paragraph 31, and as provided in Subsection 31.13 Tenant, at its sole cost and expense, shall comply with ISRA, including but not limited to, making all submissions and providing all information to DEP and otherwise complying with all requirements of ISRA.

              (b) Tenant's obligations pursuant to this Subsection 31.10 shall arise if there is any closing, terminating or transferring of operations of an "industrial establishment" at the Leased Premises or any other event which may trigger the applicability of ISRA, caused by Tenant.

              (c) Provided this Lease is not previously canceled or terminated by either Landlord or Tenant or by operation of law, Tenant shall commence its ISRA submission to the DEP in anticipation of the end of the Term no later than one (1) year prior to the expiration of the Term.

              (d) Should the DEP determine that a remedial investigation plan be prepared and that remediation be undertaken at the Leased Premises, the Building and/or the Condominium Common Elements, Tenant, at its sole cost and expense, promptly shall prepare and submit the required plans and financial assurances and carry out the approved plans.

              (e) Tenant shall not (a) propose or conduct a cleanup of soil at the Leased Premises, the Building and/or the Condominium Common Elements to non-residential cleanup standards or (b) propose or implement an "engineering control" or "institutional control" as defined by ISRA at the Leased Premises, the Building and/or the Condominium Common Elements without obtaining Landlord's prior written permission.

              (f) Should Tenant's operations at the Leased Premises not be subject to ISRA, Tenant, at is sole cost and expense, shall obtain a letter of non-applicability or de minimus quantity exemption from the DEP prior to the expiration or earlier termination of the Term and promptly shall provide Tenant's submission and the DEP's non-applicability determination letter or exemption letter to Landlord.



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

              (g) If Tenant fails to obtain either: (a) a non-applicability letter; (b) a de minimus quantity exemption; (c) a negative declaration; or (d) final approval of the implementation of a Remedial Investigation plan; (collectively referred to as "ISRA Compliance") from the DEP; or fails to clean up the Building, the Condominium Common Elements and/or the Leased Premises pursuant to Paragraph 31, prior to the expiration or earlier termination of the Term, then upon the expiration or earlier termination of the Term, Landlord shall have the option either to consider the Lease as having ended or to treat Tenant as a holdover tenant in possession of the Leased Premises. If Landlord considers the Lease as having ended, then Tenant nevertheless shall be obligated to promptly obtain ISRA Compliance and fulfill the obligations set forth in Subparagraph 31.10. If Landlord treats Tenant as a holdover tenant in possession of the Leased Premises, then Tenant shall be subject to the holdover provisions of this Lease until such time as Tenant obtains ISRA Compliance and fulfills its obligations under this Paragraph 31.

              (h) Tenant represents and warrants to Landlord that Tenant intends to use the Leased Premises for the Permitted Use, and that said operations have the following SIC number: 8741. Tenant's use of the Leased Premises shall be restricted to the SIC number set forth above unless Tenant obtains Landlord's prior written consent to any change, which consent may be unreasonably withheld in Landlord's sole discretion.

         31.11 Tenant agrees that each and every provision of this Paragraph 31 shall survive the expiration or earlier termination of the Term of this Lease, regardless of the reason for such termination, it being agreed and acknowledged that Landlord would not have entered into this Lease but for the provisions of this Paragraph 31 and the survival thereof. Tenant's failure to abide by the terms of this Paragraph 31 shall be restrainable by injunction.



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

         31.12 If any Hazardous Substances or Wastes o are discovered at the Condominium Common Elements or the Building (including, without limitation, the Leased Premises), which were (a) introduced by Landlord, its employees, contractors, licensees, invitees, guests, subsidiaries, affiliates, successors and/or assigns and (b) any and all subtenants, assignees or occupants of all or any portion of the Leased Premises prior to Tenant, all costs of removal incurred by, all liability imposed upon, or damages suffered by, Tenant because of the same shall be borne by Landlord, and Landlord hereby indemnifies and agrees to hold Tenant harmless from and against all such costs, liability and damages, including, without limitation, all third-party claims (including sums paid in settlement thereof, with or without legal proceedings) for personal injury or property damage, actions, administrative proceedings, judgments, compensatory and punitive damages, penalties, fines, costs, losses, attorneys' fees, consultants' or experts' fees and all costs incurred in enforcing the indemnity. This warranty and indemnity shall survive the expiration or earlier termination of this Lease, and the assignment or subletting of all or part of the Leased Premises by Tenant, its subsidiaries and/or assigns.

         31.13 Notwithstanding any other provision of this Lease to the contrary, in the event that ISRA compliance becomes necessary at the Building due to any action or inaction on the part of Landlord then, at Landlord's election:

               (a) Landlord shall comply with the requirements of ISRA inasmuch as and to the extent that such compliance relates to any Hazardous Substances or Wastes released, discharged, stored or disposed of at the Leased Premises, the Condominium Common Elements or the Building by Landlord, its employees or contractors and Tenant shall be responsible for paying the costs of such compliance relating to such Hazardous Substances or Wastes released, discharged, stored or disposed of at the Leased Premises, the Condominium Common Elements or


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

the Building by Tenant, its employees, contractors, licenses, invitees, guests, subsidiaries, affiliates, successors and/or assigns and any and all subtenants, assignees or occupants of all or any portion of the Leased Premises, which monies shall be payable by Tenant in accordance with the provisions of Subparagraph 31 .2(c), or

               (b) Subject to the provisions of Subsection 31.12, Tenant shall be responsible for promptly, and within the reasonable time frame established by Landlord, complying with ISRA inasmuch as and to the extent that such compliance relates to Hazardous Substances or Wastes released, discharged, stored or disposed of at the Leased Premises, the Condominium Common Elements or the Building by Tenant, its employees, contractors, licenses, invitees, guests, subsidiaries, affiliates, successors and/or assigns and any and all subtenants, assignees or occupants of all or any portion of the Leased Premises, and Tenant shall be responsible for paying the costs of such ISRA compliance.

    32.  SHORT FORM LEASE

         It is understood between the Landlord and Tenant that this Lease will not be recorded, but that a short form lease, describing the Leased Premises, giving the Term of the Lease, and making particular mention of any special clauses as herein contained, may only at Landlord's option, be recorded in accordance with the laws governing and regulating the recording of such documents in the State of New Jersey.

    33.  LEASE CONSTRUCTION

         This Lease shall be construed pursuant to the laws of the State of New Jersey.

    34.  BIND AND INURE CLAUSE

         The terms, covenants and conditions of the within Lease shall be binding upon and inure to the benefit of Landlord and Tenant and, their respective executors, administrators, heirs, successors and assigns, as the case may be.



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

    35.  DEFINITIONS

         The neuter gender, when used herein and in the acknowledgment hereafter set forth, shall include all persons and corporations, and words used in the singular shall include words in the plural where the test of the instrument so requires.

    36.  NET RENT

         36.1 It is the purpose and intent of Landlord and Tenant that, except as otherwise specifically set forth herein, the Base Rent shall be net to Landlord, so that the Lease shall yield, net, to Landlord, the Base Rent specified in Paragraph 3 hereof in each month during the Term of the Lease, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Leased Premises which may arise or become due during or out of the Term of this Lease (except as specifically set forth in this Lease), shall be paid by Tenant, in accordance with the terms hereof.

         36.2 Nothing herein shall require Tenant to undertake obligations in connection with the sale or mortgaging of the Building, unless otherwise expressly provided in accordance with the terms and conditions of this Lease.

    37.  DEFINITION OF TERM "LANDLORD"

         When the term "Landlord" is used in the Lease it shall be construed to mean and include only the owner of the fee title of the Building. Upon the transfer by Landlord of the fee title hereunder, Landlord shall advise Tenant in writing by certified mail, return receipt requested of the name of Landlord's transferee. In such event, the then Landlord shall be automatically freed and relieved from and after the date of such transfer of title of all liability with respect to the performance of any of the covenants and obligations on the part of Landlord herein contained to be performed after the date of the transfer, provided any such transfer and conveyance by Landlord is expressly subject to the assumption by the grantee or transferee of the obligations of Landlord to be


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

performed pursuant to the terms and conditions of the within Lease from and after the date of the transfer.

    38.  COVENANTS OF FURTHER ASSURANCES

         If Landlord's mortgagee or any future mortgagee shall request reasonable modifications in this Lease, Tenant will not unreasonably withhold, or unreasonably delay its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Leased Premises.

    39.  REMEDIES

         39.1 The rights and remedies given to the Landlord and Tenant are distinct, separate and cumulative remedies, and none of them, whether or not exercised shall be deemed to be in exclusion of any of the other.

         39.2 In addition to any other legal remedies for violation or breach by or on the part of Tenant, or by anyone holding or claiming under Tenant, of the restrictions, agreements or covenants of this Lease on the part of Tenant to be performed or fulfilled, such violation or breach shall be restrainable by injunction at the suit of Landlord.

         39.3 No receipt of money by Landlord from any receiver, trustee or custodian or debtor in possession shall reinstate, continue or extend the Term of this Lease or affect any notice theretofore given to Tenant, or to any such receiver, trustee, custodian or debtor in possession, or operate as a waiver or estoppel of the right of Landlord to recover possession of the Leased Premises for any of the causes therein enumerated by any lawful remedy; and the failure of Landlord to enforce any covenant or condition by reason of its breach by Tenant shall not be deemed to void or affect the right of Landlord to enforce the same covenant or condition on the occasion of any subsequent default or breach.



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

    40.  COVENANT AGAINST LIENS

                  Except as set forth in Paragraph 43, Tenant agrees that it shall not encumber, or suffer or permit to be encumbered, the Leased Premises or the fee thereof by any lien, charge or encumbrance, and Tenant shall have no authority to mortgage or hypothecate this Lease in any way whatsoever.

    41.  EXPANSION OPTION

         In the event Landlord is unable to deliver the Advance Premises, the Sprint Premises and/or the SAS Premises prior to February 28, 2001 in accordance with the terms of this Lease, Tenant shall have an expansion option ("Expansion Space Option") which shall require Landlord to, prior to offering the same to any party, first offer to lease to the Tenant named herein any space located within the Building (the "Expansion Space") upon the same terms, covenants and conditions contained in this Lease, for a term to commence on the Expansion Space Commencement Date (hereinafter defined) and to end on the Expiration Date, unless sooner cancelled or terminated pursuant to any of the terms, conditions or covenants of this Lease or pursuant to this Paragraph. If and when, during the Term, all or any portion of the Expansion Space first becomes, or is first likely to become available, Landlord shall give Tenant notice as to the anticipated date that the subject portion of the Expansion Space is, or is likely to become, available for occupancy by Tenant ("Option Notice"). Tenant may exercise the Expansion Space Option by delivering written notice ("Exercise Notice") to Landlord within ten (10) business days after receipt of the Option Notice, time being of the essence as to such ten (10) business day period. If Tenant fails or refuses to timely exercise such option, the Expansion Space Option shall no longer exist and this Paragraph 41 shall be of no further force or effect as to the portion of the Expansion Space not accepted by Tenant but shall remain in full force and effect on any remaining Expansion Space that has not been included in any Option Notice.



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

         In the event Tenant duly exercises the Expansion Space Option in accordance with the provisions of this Paragraph 41, the Lease shall be deemed modified as of the Expansion Space Commencement Date as follows:

              (a) The Leased Premises shall include all (but not less than all) of the available Expansion Space as described in the Option Notice for all purposes of this Lease;

              (b) Tenant shall accept the Expansion Space in the condition set forth in Subsection 1.4 hereof at the then-applicable Base Rent provided for in Schedule "D" for such Expansion Space and subject to any CPI Formula increase as set forth on Schedule "D" for such portion of the Expansion Space hereof and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

              (c) Landlord and Tenant shall execute an amendment to this Lease, effective as of the Expansion Space Commencement Date. The Expansion Space Commencement Date shall be the day on which the Landlord delivers vacant possession of the applicable Expansion Space to Tenant free of leases, tenancies and occupancies provided, however, if Tenant, or any other person or entity claiming by, through or under Tenant, shall occupy all or any portion of the Expansion Space for the conduct of business prior to the Expansion Space Commencement Date, then the Expansion Space Commencement Date shall apply as of such earlier date and Tenant shall pay and perform the obligations to be paid and performed by Tenant, including, without limitation, the obligation to pay Basic Rent and Additional Rent.

         Tenant's rights hereunder shall be subject to the now-existing renewal rights of other tenants in the Building.



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

         As to any Expansion Space that has not been incorporated into the Leased Premises by amendment as provided for in this Paragraph 41, Tenant's rights hereunder shall terminate if (i) the Expansion Space Option is terminated as provided in this Paragraph 41 or this Lease or Tenant's right to possession of the Leased Premises is terminated, (ii) Tenant assigns any of its interest in this Lease or sublets any portion of the Leased Premises other than as provided for in Subsection 11.7 herein, (iii) a default exists beyond any applicable notice and grace period at the time of Tenant's Exercise Notice or on the Expansion Space Commencement Date, and/or (iv) Tenant fails to timely exercise its right hereunder, time being of the essence with respect to the exercise thereof. In any of such events, Landlord may lease all or a portion of the Expansion Space to third parties on such terms as Landlord may elect.

         Notwithstanding anything contained in the Lease to the contrary, Tenant hereby waives the right to rescind this Lease in the event all or any portion of the Expansion Space does not become available during the Term of this Lease.

         Upon request of either Landlord or Tenant, from time to time, the non requesting party shall execute and deliver to such requesting party an instrument in form and substance reasonably satisfactory to such requesting party, stating that Tenant has or has not exercised the Expansion Space Option contained in this Paragraph 41.

    42.  FINANCIAL STATEMENTS

         Tenant  agrees  to  Landlord's   request  to  file  with  Landlord  and
Landlord's mortgagee, annually, a copy of its annual statement, provided said statements are treated as confidential information.

    43.  CONSTRUCTION LIEN

         Unless otherwise provided by law, any contract(s) executed by Tenant for alterations, additions or improvements to the Leased Premises which Landlord


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

permits Tenant to do pursuant to Paragraph 19, whether in the nature of erection, construction, alteration or repair, shall not be deemed to have been authorized by Landlord merely by reason of any consent given by Landlord to Tenant to improve the Leased Premises unless Landlord specifically reviews such contract(s) and consents in writing to such contract(s). Landlord, in granting its consent to Tenant for any such alterations, additions or improvements to the Leased Premises, shall have no obligation to authorize in writing any contract(s) executed by Tenant for such work, it being the intention of the Landlord and Tenant that to the extent permitted by the New Jersey Construction Lien Law, N.J.S.A. 2A:44A-1 et seq. (the "Construction Lien Law") any liens by any contractor, subcontractor or supplier who provides work, services, material or equipment to Tenant pursuant to such contract(s) shall attach only to the leasehold interest of Tenant. Tenant shall pay promptly all persons furnishing work, equipment, services or materials with respect to any work performed by Tenant or its contractor on or about the Leased Premises. In the event any construction or other liens or any other notices of claim, including, without limitation any Notice of Unpaid Balance and Right to File Lien ("lien"), shall at any time be filed pursuant to the Construction Lien Law by reason of work, services, equipment or materials performed or furnished to Tenant or to anyone holding the Leased Premises through or under Tenant, Tenant shall immediately notify Landlord of the same and shall forthwith cause the same to be discharged by paying the claimant and obtaining a discharge or by filing a surety bond or making a deposit of funds with the Clerk of the Superior Court of New Jersey as provided in N.J.S.A. 2A:44A-3 1. If Tenant shall fail to cause such lien forthwith to be so discharged in compliance with all the provisions of the Construction Lien Law within ten (10) business days after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may discharge the same by paying the amount claimed to be due and the


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

amount so paid by Landlord together with interest thereon at three (3%) percent over the prime rate as published by The Wall Street Journal, Northeast Edition, in its listing of "Money Rates" and all costs and expenses, including reasonable attorneys' fees incurred by Landlord in procuring the discharge of such lien, shall be due and payable by Tenant to Landlord as Additional Rent on the first day of the next following month, or may, at Landlord's election, be subtracted from any sums owing to Tenant. Tenant shall provide Landlord with copies of any contracts, subcontracts, supply contracts, equipment leases, consulting agreements or similar documents and any amendments thereto with respect to any work performed by Tenant or its contractor(s) on or about the Leased Premises within ten (10) days of execution of same. Tenant, without further request, written or oral, is hereby required and agrees to provide Landlord each month during any period work is performed by Tenant or its contractor(s) on or about the Leased Premises with an accurate and full list, verified under oath, of the names and addresses of each contractor, subcontractor, construction manager, design professional, supplier or other persons or entities providing work, services, materials or equipment who may have a right to file a lien pursuant to the Construction Lien Law. Said list shall be in compliance with all provisions of the Construction Lien Law.

    44.  BROKER'S COMMISSION

         Tenant and Landlord represent and warrant to each other that there are no claims or brokerage commissions or finder's fees in connection with the execution of the Lease. Landlord and Tenant agree to indemnify the other against, and hold the other harmless from, all liabilities arising from claims of any entity (including, without limitation, the cost of counsel fees in connection therewith) arising out of acts by the warranting party in violation of its covenant herein.



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

    45.  LANDLORD'S LIABILITY

         Notwithstanding anything hereinbefore set forth to the contrary, neither Landlord nor any partner of Landlord shall have any personal liability in connection with its obligations under this Lease, and Tenant agrees to look solely to Landlord's interest in the Building and Condominium Common Elements to enforce any claim it may have against Landlord.

    46.  ARBITRATION

         Except as otherwise provided in Paragraphs 15 and 16 or elsewhere in this Lease with respect to any summary dispossess proceedings for non-payment of rent, in the event of any controversy between Landlord and Tenant hereafter arising out of any of the provisions of this Lease or out of the refusal of Landlord or Tenant to observe or perform any of the provisions hereof, then, if the Landlord and Tenant have not agreed to settle such controversy within thirty
(30) days after the same shall have arisen, either Landlord or Tenant may submit such matter to a binding arbitration in New Jersey before three (3) arbitrators of the American Arbitration Association (or any successor thereto) in accordance with its commercial Rules then obtaining. In the event of the failure, refusal or inability of the American Arbitration Association (or any successor thereto) to act, application may be made for such appointment to a court of competent jurisdiction. The determination made by the arbitrators so appointed shall be conclusive upon the Landlord and Tenant and judgment may be entered on the award of the arbitrators in any court of competent jurisdiction. The request for formal arbitration may be made by either Landlord or Tenant upon written notice to the other party which notice shall include an express statement of the matter in dispute. The arbitrators may only interpret and apply the terms of the Lease and may neither change such terms nor deprive either Landlord or Tenant of any rights hereunder. The expenses of arbitration shall be borne equally by Landlord


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and Tenant,  except that  Landlord and Tenant shall pay their own counsel  fees.
The existence of any dispute or the submission thereof to arbitration shall not affect or delay the performance by Tenant of its obligations under the Lease. Tenant shall continue to pay all rent and other sums owing under the Lease and shall make any required deposits (as reasonably determined by Landlord, if necessary) without prejudice to Tenant's rights; and, if required by reason of the determination of the arbitrators, Landlord shall make any appropriate refund to Tenant.

    47.  SUCCESSORS

         All rights and liabilities herein given to, or imposed upon, the Landlord and Tenant shall extend to and bind the respective heirs, executors, administrators, successors and assigns of Landlord and Tenant; and if there shall be more than one (1) tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been made in accordance with Paragraph 11 hereof.

    48.  SUBORDINATION OF LEASE

         48.1 Provided that Landlord obtains a non-disturbance agreement as provided for in Subsection 48.2, this Lease is and shall be subject and subordinate at all times to the lien of any mortgages or ground leases or other such encumbrances now or hereafter placed on the Building and Leased Premises and to all renewals, modifications, consolidations, replacements and extensions thereof (all of the foregoing mortgages, ground leases or other such encumbrances being hereafter referred to as the "Superior Mortgage") to the full extent of the principal amount and any other sums secured thereby and interest thereon, as though the Superior Mortgage had been executed, acknowledged, delivered, recorded and properly indexed prior to the execution and delivery of this Lease without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination, but Tenant covenants and agrees to


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

execute and deliver upon demand such further instrument or instruments evidencing such subordination of the Lease to the lien of any Superior Mortgage as shall be desired by a mortgagee or proposed mortgagee of a Superior Mortgage (the holder of such Superior Mortgage is hereinafter referred to as a "Superior Mortgagee").

         48.2 Landlord shall, as a condition to the subordination set forth in Subsection 48.1 hereinabove and as a condition of this Lease, obtain from any Superior Mortgagee a nondisturbance agreement (in such Superior Mortgagee's standard form) permitting Tenant to use and occupy the Leased Premises so long as it is not in default under the Lease, provided Tenant attorns to any such Superior Mortgagee and further provided that Tenant shall execute and deliver to Landlord concurrently with Tenant's execution and delivery of this Lease such nondisturbance agreement. Any and all costs associated with obtaining a nondisturbance agreement from any Superior Mortgagee shall be paid for by Tenant.

    49.  ATTORNMENT

         49.1 Tenant agrees that it will attorn to and recognize the Superior Mortgagee or (i) any purchaser at a foreclosure sale under the Superior Mortgage; (ii) any transferee who acquires possession or title to the Leased Premises by deed in lieu of foreclosure or by any other means; and (iii) the successors and assigns of such purchasers and/or transferees, as its Landlord for the unexpired balance (and any extensions, if exercised) of the Term of the Lease upon the same terms and conditions set forth in the Lease. Such attornment shall automatically become effective, without the need for execution of any further instrument by Landlord and/or Tenant; provided, however, that Tenant will, upon request by the Superior Mortgagee, or any subsequent owner, execute a written agreement whereunder Tenant will attorn to the Superior Mortgagee or any subsequent owner, affirm Tenant's obligations under the Lease, and agree to pay


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

all rentals and charges then due or to become due as they become due to the Superior Mortgagees or such subsequent owner.

         49.2 In the event that the Superior Mortgagee shall succeed to the interest of Landlord under the Lease, and/or to title to the Leased Premises, Tenant hereby agrees that the Superior Mortgagee (or any other party acquiring the Leased Premises upon a foreclosure sale or from the Superior Mortgagee) shall not be (i) liable for any act or omission of any prior landlord (including Landlord); (ii) liable for the return of any security deposit to the extent not paid over to the Superior Mortgagee; (iii) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); (iv) bound by any Base Rent or Additional Rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord) to the extent not paid over to the Superior Mortgagee; or (v) bound by any amendment or modification of the Lease made after the date of the Superior Mortgage unless Tenant has obtained the prior express written consent of the Superior Mortgagee to such amendment or modification.

         49.3 Tenant shall have no right to appear in any foreclosure action under the Superior Mortgage unless Tenant is named as a party to such foreclosure action.

    50.  ACCEPTANCE OF ASSIGNMENT OF LEASES

         50.1 Tenant consents to any Assignment of Leases from Landlord to any Superior Mortgagee. Tenant agrees that, in the event the Superior Mortgagee becomes a mortgagee-in-possession of the Building or otherwise takes title to the Building upon demand or notice as provided in the Assignment, Tenant shall make payment of all monies due under the Lease directly to the Superior Mortgagee. Any such payment shall be made notwithstanding any right of setoff, defense by way of counterclaim or otherwise which Tenant may have against Landlord, or any termination or right to termination of the Lease, and any such


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payment  shall be final as against the  Superior  Mortgagee  (but not as against
Landlord). Tenant will not seek to recover from the Superior Mortgagee for any reason whatsoever any monies paid by Tenant to the Superior Mortgagee by virtue of the Assignment of this Lease.

    51.  INTENTIONALLY OMITTED

    52.  RIGHT TO CURE DEFAULTS

         52.1 Tenant shall promptly notify any Superior Mortgagee by registered or certified mail, return receipt requested, of the occurrence of any default or event of default by Landlord under the Lease or any event which with the giving of notice or passage of time or both could become an event of default under the Lease.

         52.2 If Landlord shall have failed to cure the event of default within the time provided in the Lease, then the Superior Mortgagee shall have an additional thirty (30) day period within which to cure the event of default or if it cannot be cured within that time, such additional time as may be necessary to effect the cure if within the thirty (30) day period the Superior Mortgagee has commenced and is diligently pursuing the remedies necessary to cure the event of default (including, without limitation, the commencement of foreclosure proceedings, if necessary to effect the cure), in which event the Lease shall not be terminated.

    53.  ESTOPPEL CERTIFICATES AND NOTICES

         53.1 Tenant shall deliver to the Superior Mortgagee or Landlord within ten (10) days of a request, from time to time, certificates as to the continuance of the Lease in effect, payment of rents thereunder and related matters.

         53.2 Landlord shall deliver to Tenant within ten (10) days of a request, from time to time, certificates as to the continuance of the Lease in effect, payment of rents thereunder and related matters.



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         53.3 Tenant shall from the date hereof send to any Superior  Mortgagee, upon written request, a copy of any notice or statement required to be sent under the Lease to Landlord, at the same time such notice is sent to Landlord.

    54.  MISCELLANEOUS

         54.1 Tenant represents (a) that it is a corporation validly existing and in good standing under the laws of the State of Delaware; and (b) that the officer executing and delivering this Lease has been duly authorized to enter into this Lease; and (c) that the execution and delivery of this Lease by Tenant do not and shall not violate any provision of any by-law, agreement, order, judgment, governmental regulation or any other obligation to which Tenant is a party or is subject.

         54.2 Tenant represents and warrants that it is now the sole owner of the leasehold estate created by the Lease and it shall not hereafter assign the Lease, except as permitted by the terms thereof, and that notwithstanding any such assignment or any sublease of the Leased Premises, Tenant shall remain primarily liable for the observance and performance of all of its obligations and agreements under the Lease.

         54.3 The invalidity or unenforceability of any provision of the Lease in any instance shall have no effect upon the validity or enforceability of the remainder of the Lease or the validity or enforceability of such provision in any other instance.

         54.4 The Lease contains the entire agreement between the Landlord and Tenant concerning the Leased Premises, and the Landlord and Tenant acknowledge that its execution has not been induced by any representation or warranty by Landlord or Tenant (or any representative or broker) not set forth herein.

         54.5 The Lease may be modified and the provisions hereto may be waived only by the signed written agreement of the Landlord and Tenant.



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         54.6 The captions  herein are for  convenience  of  reference  only and shall not be deemed to define, limit or describe the scope or intendment of any provisions of this Lease.

         54.7 The  liability of Holdings and Telecom shall be joint and several.

         54.8 Any monies owed by Landlord to Tenant under this Lease shall be paid to Holdings unless Landlord is directed otherwise in writing by Holdings and Telecom prior to the applicable disbursement of monies.

    55.  CONTINGENCIES

         The delivery of the Advance Premises, the Sprint Premises and the SAS Premises to Tenant is contingent upon Landlord's ability to relocate the occupants of the Advance Premises, the Sprint Premises ("Sprint") and/or the SAS Premises ("SAS") to either of the buildings to be constructed at 1420 and 1430 State Highway 206, Bedminster, New Jersey (the "Relocations") and Landlord's inability to effectuate any or all of the Relocations shall not affect the validity of the Lease or the terms hereof. In order to make the Sprint Premises and the SAS Premises available for Tenant, Landlord is currently negotiating the Sprint and SAS Relocations at terms that Landlord considers to be at market economics. Should the final terms of the Sprint and/or SAS Relocations require a reduction from such market economics, Landlord shall promptly notify Tenant of any required increase in Base Rent applicable to the Sprint Premises, if affected by the Sprint Relocation, and/or the SAS Premises, if affected by the SAS Relocation. The new Base Rents for the Sprint Premises and/or the SAS Premises shall be deemed accepted by Tenant and incorporated into this Lease unless Tenant shall, within five (5) business days from Tenant's receipt of Landlord's notification, notify Landlord of its election not to lease one or all of the premises specified in Landlord's notice and, except as provided for in Paragraph 41, thereafter Tenant shall forfeit any and all rights granted hereunder regarding such premises.



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    56.  SECURITY DEPOSIT

         56.1 Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord the Security Deposit in the amounts and at such times as specified in the Lease Summary, which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Base Rent or Additional Rent or a measure or limit of Landlord's damages upon a default. Landlord may, from time to time following a default beyond any applicable notice and grace period and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder subject to any applicable notice and grace period, Landlord shall, within thirty (30) days after the Term (and if applicable, the Renewal Term) ends, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. Any cash portion of the Security Deposit may not be commingled with other funds, and shall be held by Landlord in an interest bearing account in a New York, New York metropolitan area or northern New Jersey federally insured commercial bank (i) organized under the laws of the United States of America or any state thereof; (ii) doing business in the United States of America; (iii) subject to state or federal banking regulatory authorities; (iv) having a combined capital, surplus and undivided profits (less any undivided losses) of not less than five hundred million dollars ($500,000,000.00); and (v) having a commercial paper rating of A-1 (or the equivalent) from Standard & Poor's Corporation or P-1 (or the equivalent) from Moody's Investors Service, Inc. and otherwise reasonably acceptable to Landlord (collectively "Bank Criteria"). If Landlord transfers its interest in the Leased Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord may assign the


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Security Deposit to the transferee and Landlord thereafter shall have no further liability  for the return of the  Security  Deposit.

         56.2 Tenant shall have the right to deliver to Landlord unconditional, irrevocable commercial letters of credit (individually "Letter of Credit" and when referring to all of the required letters of credit, collectively "Letters of Credit") in substitution for the cash Security Deposit (but not as a trust fund). Bach Letter of Credit shall (a) be in the applicable Security Deposit amount as provided for in the Lease Summary (b) be in form and substance satisfactory to Landlord; (c) meet the Bank Criteria; (d) be immediately payable in full or partial draws upon presentation of the Letter of Credit to the issuer together with a letter on Landlord's letterhead stating that Landlord is entitled to the Letter of Credit proceeds; (e) be made expressly transferable and assignable to the Landlord from time to time of the Building, the holder or trustee, as applicable, under any mortgage, and any receiver of such Landlord (it being agreed that the Letter of Credit shall be delivered only to any of such persons or entities); (f) include an "evergreen" provision which provides that the Letter of Credit shall be automatically renewed on an annual basis unless the issuer delivers prior written notice of cancellation to Landlord at lease thirty (30) days prior to the (i) initial expiration, or (ii) expiration of any renewal thereof, such that the Letter of Credit remains in effect through the thirtieth (30th) day after the expiration of the Lease Term and Renewal Term, if applicable; and (g) have an initial expiration date of at least 365 days from the Commencement Date. Landlord shall be permitted to immediately draw upon all or any of the Letters of Credit (not as a trust fund) and apply all or a portion of the proceeds thereof necessary to compensate Landlord for any matter to which the Security Deposit is permitted to be applied hereunder, and to retain the remaining proceeds thereof for the remainder of the Lease Term and


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Renewal Term, as applicable,  as a cash Security Deposit.  Within three (3) days after written notice of Landlord's use of all or a portion of the proceeds of all or any of the Letters of Credit, Tenant shall deposit with Landlord cash in an amount sufficient to replace the funds so used by Landlord and such entire Security Deposit shall thereafter be held by Landlord in cash. Landlord also shall have the right to draw upon all or any of the Letters of Credit in any of the following circumstances, without any further notice of any kind except as expressly specified in this Subsection 56.2: (i) if Tenant fails to deliver to Landlord a replacement Letter(s) of Credit complying with the terms of this Subsection 56.2 (from a financial institution other than the issuer, or successor thereto, of the then-current Letter(s) of Credit) within ten (10) days after demand by Landlord after the financial condition of the issuing bank (or the successor thereto) is reduced below a rating as set forth in the Bank Criteria; or (ii) if Tenant fails to provide Landlord with any required renewal or replacement Letter of Credit complying with the Bank Criteria and other terms of this Subsection 56.2 at least twenty-five (25) days prior to the expiration of the then-current Letter of Credit. Landlord shall not be required to pay any interest on any proceeds drawn under the Letters of Credit or to maintain any such proceeds in a separate account. Within thirty (30) days after (i) the expiration of the Term or Renewal Term, as applicable, of this Lease and (ii) Tenant's vacating the Leased Premises, Landlord shall return any remaining Letters of Credit and all proceeds thereof being held by Landlord (less such portions thereof as Landlord may have used to satisfy Tenant's obligations or liabilities to Landlord and less such other sums as Landlord reasonably expects to be due from Tenant). Tenant expressly waives any right it might otherwise have to prevent Landlord from drawing on all or any of the Letters of Credit and agrees that an action for damages and not injunctive or other equitable relief shall be Tenant's sole remedy in the event Tenant disputes Landlord's claim to


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any such amounts.  Neither the cash  Security  Deposit nor any drawing under the
Letters of Credit shall be deemed to be liquidated damages in the event of a breach by Tenant of this Lease.

         56.3 Provided that Tenant shall not have defaulted in the payment or performance of its obligations under this Lease and no event shall exist which but for the giving of notice and/or the passage of time would constitute such a default, Landlord shall permit the Security Deposit to be reduced by $246,750.00 at the end of the sixth lease year and shall permit the Security Deposit to be reduced by $246,750.00 after each lease year thereafter through and including the twelfth lease year. Notwithstanding anything contained here in to the contrary a Security Deposit in the amount of one month of the then applicable monthly gross rent (Base Rent and Tenant's Proportionate Share of all expenses set forth in Subsection 5.3) payment shall remain as a Security Deposit through the Term and any extension thereof. No such reduction in any of the Letters of Credit shall be made by the issuer unless Landlord shall have delivered a written request to the issuer on Landlord's letterhead signed by an authorized representative of the Landlord requesting that such change be made.

         For purposes of this Subsection 56.3, "lease year" shall mean a period of twelve (12) consecutive calendar months, the first of which shall begin on the Commencement Date, provided that if the Commencement Date is other than the first day of a calendar month, the first lease year will consist of such initial partial month and the next succeeding twelve (12) calendar months.

         56.4 In establishing any bank account under this Paragraph 56, in no event shall Landlord be liable or responsible for the loss of funds arising from the insolvency or financial condition of the bank. Landlord shall only be liable to Tenant for the loss of the funds arising solely from Landlord's willful misconduct.



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                  [Signatures Appear On Following Page]



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


         IN WITNESS WHEREOF, the Landlord and Tenant have hereunto set their hands and seals or caused these presents to be signed by its proper corporate officers and caused its proper corporate seal to be hereunto affixed, the day and year first above written. ATTEST: LANDLORD: A-K BEDMINISTER ASSOCIATES, L.P.
BY: ADVANCE REALTY ADVISORS, INC., its Managing General Partner


/S/                                        By: /S/ PETER J. COCOZIELLO
----------------------------------             ---------------------------------
                                           Name:  Peter J. Cocoziello
                                           Title: President

ATTEST:                                    TENANT:
                                           KMC TELECOM HOLDINGS, INC.


/S/ ALAN M. EPSTEIN                        By: /S/ WILLIAM H. STEWART
----------------------------------             ---------------------------------
                                           Name:  William H. Stewart
                                           Title: CFO

ATTEST:                                    KMC TELECOM, INC.


/S/ ALAN M. EPSTEIN                        By: /S/ WILLIAM H. STEWART
----------------------------------             ---------------------------------
                                           Name:  William H. Stewart
                                           Title: CFO